File No. 033-45961

File No. 811-06569

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 109	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 109	☒

IVY FUNDS

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Philip A. Shipp

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2. Notice for the Registrant’s fiscal year ended September 30, 2015 will be filed on or around December 18, 2015.

Subject to Completion — dated October 21, 2015

Prospectus

IVY FUNDS

[January 4, 2016]

Ticker
	Class A	Class C	Class I	Class R6	Class Y
FIXED INCOME FUNDS
Ivy Targeted Return Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

SUMMARY — FIXED INCOME FUND
3	Ivy Targeted Return Bond Fund

9	Additional Information about Principal Investment Strategies, Other Investments and Risks
18	The Management of the Fund
18	Investment Adviser
18	Investment Subadvisers
18	Management Fee
18	Portfolio Management
19	Your Account
19	Choosing a Share Class
27	Ways to Set Up Your Account (for Class A and Class C Shares)
28	Pricing of Fund Shares
29	Buying Shares
31	Selling Shares
33	Exchange Privileges
36	Distributions and Taxes
39	Financial Highlights

2	Prospectus

Ivy Targeted Return Bond Fund

Objective

To seek to provide total return through a combination of current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 20 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 63 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	$20	[2]	None	None	None

[Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class R6	Class Y
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses[3]	0.95%	0.70%	0.84%	0.70%	0.84%
Total Annual Fund Operating Expenses	2.10%	2.60%	1.74%	1.60%	1.99%
Fee Waiver and/or Expense Reimbursement[4,5]	0.72%	0.72%	0.74%	0.73%	0.74%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38%	1.88%	1.00%	0.87%	1.25%	]

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year.

[4

Through January 31, 2017, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for the Fund’s Class A shares at 1.38%, Class C shares at 2.08%, Class I shares at 1.00%, Class R6 shares at 0.87% and Class Y shares at 1.25%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees of the Trust (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes below its respective expense cap.

[5]

Through January 31, 2017, to the extent that the total annual ordinary fund operating expenses of Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board.]

[Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A Shares	$707	$1,130
Class C Shares	191	740
Class I Shares	102	476
Class R6 Shares	89	433
Class Y Shares	127	553	]

Fixed Income Funds	Prospectus	3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this prospectus as it has not yet commenced operations.

Principal Investment Strategies

Ivy Targeted Return Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds. For this purpose, the term “bonds” includes any debt security with an initial maturity greater than one year.

The Fund benchmarks itself against a benchmark of cash instruments (the Barclays Capital U.S. 1-3 Month Treasury Bill Index). The Fund is designed to pursue a positive return that exceeds its benchmark by using a flexible approach to bond investing. The Fund’s flexible investment approach is mindful of both potential downside risk as well as short-term volatility. The Fund benchmarks itself to an index of cash instruments, rather than a bond market index, and seeks to achieve returns that are largely independent of broad movements in the bond market. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, U.S. government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in money market instruments and currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).

The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by its investment subadviser, Pictet Asset Management SA (Pictet).

The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. Depending on market conditions, Pictet may focus the Fund’s investments on issuers in a single country, a small number of countries, or a particular sector, currency or geographic region.

Under normal market conditions, the Fund will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but will be under no obligation to do so under any circumstances.

The Fund expects to utilize derivative instruments for various purposes. The Fund might use futures on securities and other financial instruments, options on futures, interest rate swaps and options on interest rate swaps, credit default swaps (single name or index; buying or selling credit protection) and options on index credit default swaps, forward currency contracts, options on forward contracts and/or other derivative instruments. The Fund’s investments in and use of derivatives may be significant. The Fund may use derivatives in seeking to hedge various instruments, to hedge an investment in one currency back to another currency, to seek to increase investment income or gain in the Fund, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, security or other financial instrument, for purposes of seeking to mitigate the impact of rising interest rates, to change the effective duration of the Fund’s portfolio, and as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. The Fund may enter into exchange traded, centrally cleared or over-the-counter derivatives. The Fund is under no obligation to hedge its portfolio risks through the use of derivatives or otherwise.

It is anticipated that the average portfolio duration of the Fund’s portfolio may vary from negative eight (-8) years to positive eight (8) years. Duration is a measure of the expected life of a fixed-income security that is used to determine the security’s sensitivity to changes in interest rates. The value of an instrument with a longer duration generally will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Generally, when interest rates rise, the price of an investment with positive duration would be expected to decrease; however, the Fund’s use of derivative instruments may create negative duration — a situation in which the price of an instrument moves in the same direction as interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio.

Pictet uses a multi-staged, systematic investment process in selecting investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet believes can provide risk-adjusted outperformance. Pictet considers top-down factors such as current interest rate environment, currency forecasts and current spreads. Following its top-down analysis, Pictet conducts a bottom-up analysis of the perceived value of an individual investment, including credit and currency opportunities, duration and yield curve positioning.

4	Prospectus	Fixed Income Funds

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Capital Repatriation Risk. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Fund is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of the Fund. Also, a change in the quality rating of a debt security can affect the security’s liquidity and make it more difficult to sell. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■

Debt Instruments Risk. The Fund will invest a large amount of its assets in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Pictet as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent Pictet’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Government Obligations and Securities of Supranational Equities Risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes

Fixed Income Funds	Prospectus	5

in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency.

■

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■

Interest Rate Swap Risk. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps also are subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money, potentially including amounts in excess of the Fund’s initial investment.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty risk; the risk that, because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself; liquidity risk and interest rate risk; each of which may result in significant and unanticipated losses to the Fund.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

■

Management Risk. Fund performance is primarily dependent on Pictet’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform well in absolute or relative terms.

■

Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis that started in 2008 continues to affect the U.S. and foreign economies and has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain

6	Prospectus	Fixed Income Funds

events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

■

Non-Diversification Risk. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

Targeted Return Strategy Risk. There can be no assurance that the Fund’s returns over time or during any period will be positive or will exceed the Fund’s benchmark. An investor may lose money by investing in the Fund. Given the Fund’s strategy, the Fund may not always perform in line with the performance of the bond markets. The Fund employs investment management techniques that differ from those often used by traditional bond funds, and expects to use derivatives in pursuing its investment objective. Although Pictet will apply investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective.

■

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

Investment Adviser and Investment Subadvisers

[The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Pictet Asset Management SA (Pictet SA). IICO oversees the Fund’s investments and its business operations. Pictet SA chooses the Fund’s investments and provides related advisory services. Pictet SA delegates to its affiliate, Pictet Asset Management Limited (Pictet UK, and collectively with Pictet SA, Pictet), certain portfolio management, trading and other responsibilities for the Fund.]

Portfolio Managers

The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Andres Sanchez Balcazar of Pictet SA, Lead Portfolio Manager and Co-Head of Global & Regional Bonds Team; Mickael Benhaim of Pictet UK, Co-Head of Global & Regional Bonds Team; Thomas Hansen of Pictet SA, Investment Manager, Global & Regional Bonds Team; David Bopp of Pictet SA, Investment Manager, Global & Regional Bonds Team and Sarah Hargreaves of Pictet UK, Investment Manager, Global & Regional Bonds Team. Each portfolio manager has managed the Fund since its inception in January 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A and C: 800.777.6472); fax (Class A and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Fixed Income Funds	Prospectus	7

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8	Prospectus	Fixed Income Funds

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Targeted Return Bond Fund: The Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. For this purpose, the term “bonds” includes any debt security with an initial maturity greater than one year.

The Fund benchmarks itself against a benchmark of cash instruments (the Barclays Capital U.S. 1-3 Month Treasury Bill Index). The Fund is designed to pursue a positive return that exceeds its benchmark by using a flexible approach to bond investing. The Fund’s flexible investment approach is mindful of both potential downside risk as well as short-term volatility, and is less constrained than the investment approaches often used by traditional bond funds. Unlike traditional bond funds, the Fund benchmarks itself to an index of cash instruments, rather than a bond market index, and seeks to achieve returns that exceed its benchmark and that are largely independent of broad movements in the bond market. The Fund intends to deliver returns that have a low correlation to overall bond market returns. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, U.S. government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in money market instruments and currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. In pursuing its investment objective, the Fund may engage in active and frequent trading.

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).

The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Pictet to be of comparable quality.

The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. Depending on market conditions, Pictet may focus the Fund’s investments on issuers in a single country, a small number of countries, or a particular sector, currency or geographic region.

Under normal market conditions, the Fund will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but will be under no obligation to do so under any circumstances.

The Fund expects to utilize derivative instruments for various purposes. The Fund might use futures on securities and other financial instruments, options on futures, interest rate swaps and options on interest rate swaps, credit default swaps (single name or index; buying or selling credit protection) and options on index credit default swaps, forward currency contracts, options on forward contracts and/or other derivative instruments. The Fund’s investments in and use of derivatives may be significant. The Fund may use derivatives in seeking to hedge various instruments, to hedge an investment in one currency back to another currency, to seek to increase investment income or gain in the Fund, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, for purposes of seeking to mitigate the impact of rising interest rates, to change the effective duration of the Fund’s portfolio, and as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. The Fund is under no obligation to hedge its portfolio risks through the use of derivatives or otherwise.

Generally, the Fund may purchase and sell any type of derivative instrument. However, as an operating policy, the Fund will purchase or sell a particular derivative instrument only if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument primarily is measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, the Fund may purchase and sell foreign currency derivatives.

The Fund may enter into derivatives executed on a regulated, transparent exchange, either domestic or foreign (Exchange-Traded Derivatives), or traded in the over-the-counter (OTC) market. Exchanged-Traded Derivatives are settled by means of a central clearinghouse that, in effect, guarantees the completion of every exchange-traded transaction. OTC derivatives usually are settled as private transactions between the Fund and its derivatives counterparty with no clearing organization guarantee. Certain OTC derivative transactions, pursuant to the Dodd-Frank Act, are required to be cleared by means of a central clearinghouse.

The Fund may own, to a lesser extent, preferred stocks and common stocks. The Fund also may invest in repurchase agreements and reverse repurchase agreements.

It is anticipated that the average portfolio duration of the Fund’s portfolio will vary from negative eight (-8) years to positive eight (8) years. Duration is a measure of the expected life of a fixed-income security that is used to determine the security’s sensitivity to changes in interest rates.

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The value of an instrument with a longer duration generally will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Generally, when interest rates rise, the price of an investment with positive duration would be expected to decrease; however, the Fund’s use of derivative instruments may create negative duration — a situation in which the price of an instrument moves in the same direction as interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio.

Pictet uses a multi-staged, systematic investment process in selecting investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet believes can provide risk-adjusted outperformance. From a top-down perspective, Pictet seeks to identify current trends or themes that Pictet believes will dictate valuations of debt securities over the long term (3-5 years). Once the trends or themes are identified, Pictet seeks to identify the strategies and types of investments that it believes offer value within those themes. In doing so, Pictet considers multiple factors, including the current interest rate environment and currency forecasts by country, as well as current spreads. Following its top-down analysis, Pictet conducts a bottom-up analysis in order to select investments for inclusion in the Fund’s portfolio based on Pictet’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, and duration and yield curve positioning for the interest rate outlook, and based on Pictet’s efforts in managing downside risk and volatility.

Generally, in determining whether to sell a security, Pictet continues to analyze the factors considered in buying the security. Pictet may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.

When Pictet believes that a temporary defensive position is desirable, it may invest up to all of the Fund’s assets in cash or cash equivalents, and/or U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pictet believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and credit default swaps, for defensive purposes. However, by taking a temporary defensive position, the Fund may not be seeking to achieve its investment objective or acting in conformity with its principal investment strategies.

Principal Risks. An investment in Ivy Targeted Return Bond Fund is subject to various risks, including the following:

■ Capital Repatriation Risk

■ Company Risk

■ Credit Risk

■ Debt Instruments Risk

■ Derivatives Risk

■ Duration Risk

■ Emerging Market Risk

■ Extension Risk

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk

■ Foreign Currency Risk

■ Foreign Government Obligations and Securities of Supranational Equities Risk

■ Foreign Securities Risk

■ Income Risk

■ Interest Rate Risk

■ Interest Rate Swap Risk

■ Liquidity Risk

■ Low-Rated Securities Risk

■ Management Risk

■ Market Risk

■ Mortgage-Backed and Asset-Backed Securities Risk

■ Non-Diversification Risk

■ Reinvestment Risk

■ Targeted Return Strategy Risk

■ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Targeted Return Bond Fund may be subject to other, non-principal risks, including the following:

■ Frequent Trading Risk ■ Investment Company Securities Risk ■ Preferred Stock Risk ■ Redemption Risk	■ Regional Focus Risk ■ Sector Risk ■ Theme Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Additional Information

The objective and investment policies of the Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, would be given prior written notice, typically at least 60 days in advance, of any material change in the Fund’s objective.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and

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economic news. Performance also will depend on Pictet’s skill in selecting investments. As with any mutual fund, you could lose money on your investment.

The Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, the Fund may invest in options, futures contracts and other derivative instruments. Certain types of the Fund’s authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds, involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility and significantly reduced liquidity.

The Fund may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target of the securities in the Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that the Fund must distribute for Federal income tax purposes, the distribution of which would increase your taxable income.

The Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, Pictet may invest a portion of the Fund’s assets in cash or cash equivalents if Pictet is unable to identify and acquire a sufficient number of securities that meet Pictet’s selection criteria for implementing the Fund’s investment objective, strategies and policies.

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-security breaches affecting the Fund, IICO, Pictet, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund or its service providers to regulatory fines or financial losses and/or cause reputational damage. The Fund also may incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value.

You will find more information in the SAI about the Fund’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Fund’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

Portfolio holdings can be found at www.ivyfunds.com. Alternatively, a complete schedule of portfolio holdings for the Fund for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

A complete schedule of portfolio holdings also is included in the Fund’s Annual and Semiannual Reports to shareholders (when available).

Defining Risks

Capital Repatriation Risk — Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Fund is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.

Credit Risk — An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore,

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in the NAV of the Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If the Fund purchases unrated securities and obligations, it will depend on Pictet’s analysis of credit risk more heavily than usual.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Debt Instruments Risk — The Fund will invest in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Pictet as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivatives position is closed.

When the Fund uses derivatives, it will likely be required to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The need to segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only its obligation under a derivative, the Fund may use derivatives to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Swap instruments may shift the Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

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OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, the Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that Pictet reasonably believes are capable of performing under the contract. Pictet may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment in June 2010 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of OTC derivatives, including the manner in which OTC derivatives are designed, negotiated, reported, executed or cleared and regulated.

Specifically, the SEC and the Commodity Futures Trading Commission (CFTC) are required to mandate by regulation under certain circumstances that certain swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies.

Duration Risk — Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk — A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities. Duration measures the expected price sensitivity of a fixed-income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent Pictet’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

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Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government Obligations and Securities of Supranational Equities Risk — Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.

Other factors that can affect the value of the Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Frequent Trading Risk — Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect a shareholder’s after tax return on their investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for Federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

Income Risk — The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. Given this reduction in market support and the Federal Reserve’s expected increase of the federal funds rate, interest rates may rise significantly or rapidly, potentially resulting in losses to the Fund. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move,

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coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund’s NAV to fluctuate more and adversely affect the Fund’s return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Interest Rate Swap Risk — Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps also are subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money, potentially including amounts in excess of the Fund’s initial investment.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty risk; the risk that, because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself; liquidity risk and interest rate risk; each of which may result in significant and unanticipated losses to the Fund.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Liquidity Risk — Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of the Fund if it invests in such securities.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security.

Management Risk — Pictet applies the Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective. There can be no guarantee that its decisions will produce the desired results and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective of the Fund. In general, investment decisions made by Pictet may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective of the Fund.

Market Risk — Markets can be volatile and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from the Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by

Prospectus	15

the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

The financial crisis that started in 2008 continues to affect the U.S. and global economies and has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis. This debt crisis and the ongoing efforts of governments around the world to address it have resulted, and may in the future result, in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

The amount of fixed-income securities held across all mutual funds was recently at very high levels, while the ability or willingness of broker-dealer firms and other institutional investors to absorb all of the fixed-income securities held by funds remains unclear. If investors move out of fixed-income securities on a large scale, this combination of factors may result in heightened volatility and reduced liquidity.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

Non-Diversification Risk — The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

16	Prospectus

Regional Focus Risk — Focusing on a single geographic region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in that region will have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Reinvestment Risk — Income from the Fund’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.

Sector Risk — At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Targeted Return Strategy Risk — There can be no assurance that the Fund’s returns over time or during any period will be positive or will exceed the Fund’s benchmark. An investor may lose money by investing in the Fund. The Fund’s performance will fluctuate over the short and long term, and the Fund may experience negative short term or long term returns. Investment returns tend to fluctuate over shorter time periods as market conditions vary. Although the Fund expects to produce less volatile returns over time than has been historically associated with the bond markets, the Fund’s investment returns could be volatile (volatility refers to the tendency of investments and markets to fluctuate in price over time). Given the Fund’s strategy, the Fund may not always perform in line with the performance of the bond markets. The Fund may underperform during periods of strong overall bond market performance. The Fund may employ investment management techniques that are less constrained than those often used by traditional bond funds, and expects to use derivatives for various purposes. Unlike traditional bond funds, the Fund should not be expected to benefit from general bond market returns, may not generate current income and should not be expected to experience price appreciation as interest rates decline.

Although Pictet will apply investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective. Returns from a specific type of security in which the Fund invests or the investment style might trail the returns of the overall market or produce negative returns. In the past, different types of securities and strategies have experienced cycles of outperformance and underperformance in comparison to the market in general.

Theme Risk — The Fund’s investment strategy may incorporate the identification of themes, in which case the Fund’s performance may suffer if Pictet does not correctly identify such themes or if a theme develops in an unanticipated way.

U.S. Government Securities Risk — Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of U.S. Treasury bills with comparable maturities.

Prospectus	17

The Management of the Fund

INVESTMENT ADVISER

The Fund is managed by Ivy Investment Management Company (IICO), subject to the authority of the Board of Trustees of Ivy Funds (Board). IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment adviser with approximately $69.5 billion in assets under management as of June 30, 2015 and serves as the investment manager and as such provides investment advice to, and supervises the investments for, each of the funds within the Ivy Funds, which, prior to April 1, 2010, was comprised of Funds from both Ivy Funds, Inc. (a Maryland corporation) and Ivy Funds (a Massachusetts business trust) that IICO managed dating back to December 2002. On April 1, 2010, Ivy Funds, a Delaware statutory trust (Trust), succeeded to both of those entities. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

IICO and the Trust have received “manager of managers” exemptive relief from the SEC (Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the funds without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a fund). The Order permits the funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the fund.

[Shareholders of the Fund have approved the use of the Order. Accordingly, the Fund may rely on the Order.]

[INVESTMENT SUBADVISERS

Pictet Asset Management SA (Pictet SA), an SEC registered investment adviser located at 60 Route Des Acacias, Geneva, Switzerland 1211-73, serves as the investment subadviser, and as such provides investment advice, to and generally conducts the investment management program for, Ivy Targeted Return Bond Fund pursuant to an agreement with IICO. Pictet SA delegates to its affiliate, Pictet Asset Management Limited (Pictet UK), an SEC registered investment adviser located at Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom, certain investment management, trading and other responsibilities for Fund investments, as further described below. Pictet Asset Management as a group had approximately $150 billion in assets under management as of June 30, 2015. Pictet SA is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Pictet SA is also responsible for the supervision of Pictet UK, a subadviser of the Fund that assists with certain portfolio management, trading and other matters.

Pictet UK personnel are members of the Pictet Investment Team. As a group, the Investment Team conducts research regarding potential investment opportunities, evaluates and analyzes investment opportunities, and makes investment decisions for the Fund.]

MANAGEMENT FEE

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay Pictet SA, which in turn is responsible for paying Pictet UK for the performance of the delegated services. The Fund also pays other expenses, which are explained in the SAI.

The management fee, accrued daily, is payable by the Fund at the annual rates of:

[■ Ivy Targeted Return Bond Fund: 0.90% of net assets up to $1 billion, [    ]% of net assets over $1 billion and up to $2 billion, and [    ]% of net assets over $2 billion.]

A discussion regarding the basis of approval by the Board of the advisory contract of Ivy Targeted Return Bond Fund will be available in the Fund’s Semiannual Report to Shareholders for the period ended March 31, 2016.

PORTFOLIO MANAGEMENT

Ivy Targeted Return Bond Fund: The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Andres Sanchez Balcazar, Mickael Benhaim, Thomas Hansen, David Bopp and Sarah Hargreaves. They have held their responsibilities for the Fund since its inception in January 2016. [Mr. Balcazar joined Pictet SA in 2011 as the Co-Head of the Global & Regional Bonds Team. Prior to joining Pictet SA, he was a senior portfolio manager for Western Asset Management Company LTD for six years.

18	Prospectus

Mr. Balcazar holds a degree in Economics from Universidad de los Andes and a Master’s Degree in Management from HEC Paris. He is a Chartered Financial Analyst.

Mr. Benhaim joined Pictet UK’s Fixed Income Team in 2006 serving as the Head of the Global and Regional Bonds Team. He holds a MSc in Mathematics and a postgraduate degree in stochastic models from the University of Paris Jussieu and Paris Pantheon-Sorbonne.

Mr. Hansen joined Pictet SA in 2011 as an Investment Manager and moved to Pictet UK in 2015. Before joining Pictet, he was a portfolio analyst at Western Asset Management from 2006 to 2010, after which he was an ABS Evaluator at Interactive Data, covering the European ABS markets before joining Pictet. Mr. Hansen graduated with a Master’s Degree in Finance & Business from the University of Aarhus. He is a Chartered Financial Analyst.

Mr. Bopp joined Pictet SA in 2004, serving as an Investment Manager. He holds a degree in Economics from the HEC Business School in Lausanne and is a Chartered Financial Analyst.

Ms. Hargreaves joined Pictet UK in 2015 as an Investment Manager in the Global & Regional Bonds team specializing in emerging markets. Before joining Pictet UK, she was a Senior Emerging Markets Fixed Income sales person at Morgan Stanley. Ms. Hargreaves holds a BEng (Hons) degree in Aerospace Engineering from the University of Manchester Institute of Science and Technology. She is a Chartered Financial Analyst.]

Additional information regarding the portfolio managers of the Fund, including information about the portfolio managers’ compensation, other accounts managed by the managers and the portfolio managers’ ownership of Fund securities, is included in the SAI.

Other members of IICO’s and Pictet’s investment management departments and corporate family provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund’s investments.

Your Account

CHOOSING A SHARE CLASS

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class C shares (if investing for less than five years). Class C shares are not available for investments of $1 million or more. Class I shares, Class R6 shares and Class Y shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A and Class C Shares
Class A	Class C
Initial sales charge	No initial sales charge
1.00% deferred sales charge[1]	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%
Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

[1]	A 1% CDSC is only imposed on Class A shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

The Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act), for each of its Class A, Class C and Class Y shares. Class I and Class R6 shares are not covered under the Plan. The Plan permits the Fund to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, the Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class A shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Plan, the Fund may pay IFDI, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of the Fund’s Class C shares to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of those classes and/or maintaining shareholder accounts for those classes and a maximum distribution fee of up to 0.75% of the average daily net assets of those classes to compensate IFDI for, either directly or through third parties, distributing shares of those classes. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by the Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund’s Class C shares would exceed the maximum amount of such charges that IFDI is

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permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) as then in effect. Under the Plan, the Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of the Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Since these fees are paid out of the Fund’s assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. The shares’ offering price includes this initial sales charge. As noted, Class A shares under the Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class C shares and typically higher than those for Class Y shares or Class I shares.

Calculation of Sales Charges on Class A Shares

Ivy Targeted Return Bond Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of the Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Fund purchased by customers of such broker-dealers without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

■

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below). If your shares are held in an account directly with Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

■

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period

20	Prospectus

(such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IFDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

■

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.	All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code) (Qualified Plan), including a 401(k) plan, that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2.	All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA Plan), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by IFDI, purchases will be grouped at the plan level.

3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRAs, salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise IFDI (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund or Waddell & Reed Advisors Cash Management are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. This

Prospectus	21

CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

■

Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.

■	Clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed.

■

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

■

Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.

■

Clients of those financial intermediaries that have entered into an agreement with IFDI and that have been approved by IFDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).

■

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into subadvisory agreements.

■

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which IFDI has entered into selling agreements.

■

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with Legend Group Holdings LLC and its subsidiaries.

■

Participants in employee benefit plans described in Section 401(a) (including a 401(k) plan) and 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.

■

Shareholders/participants (other than those shareholders/participants whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Y shares.

■

Purchases by participants in a multi-participant employee benefit plan described in Section 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IFDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.

■

Shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from an employee benefit plan established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

■

Retirement plan accounts held in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (“Nationwide Retirement Plans”), or in and from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (“Securian Retirement Plans”).

■

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Fund reserves the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

22	Prospectus

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

■

Exchange of Class A shares of any fund within Ivy Funds or shares of any fund within InvestEd Portfolios and, for clients of Waddell & Reed, Legend Equities Corporation (Legend) and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, Class A shares of any fund within Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

■

Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is equal to or greater than $200 and is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

■

Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund’s Class C shares or certain Class A shares. IFDI pays 1.00% of the amount invested to third-party broker-dealers who sell Class C shares of certain funds. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IFDI will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of the amount invested. This may depend on the policies, procedures and trading platforms of your financial intermediary. Please consult your financial advisor.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, the Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Fund’s records, and it will be the selling broker-dealer’s responsibility to apply the limitation for such purchases.

The Fund reserves the right to modify or waive the above policies at any time.

The CDSC for Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

■

redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with IFDI

Prospectus	23

■	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IFDI

■

redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRAs under Section 408 of the Code, as tax-free returns of excess contributions, or that otherwise result from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

■

redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

■	for clients of non-affiliated third party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by IFDI

■	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the selling broker-dealer was not paid an up-front commission by IFDI

■

redemptions, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the funds within Waddell & Reed Advisors Funds and/or Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in Nationwide Retirement Plans or in Securian Retirement Plans

■	the exercise of certain exchange privileges as described herein

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

■	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class I Shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are only available for purchase by:

■	fund of funds

■

participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

■	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund

■	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform

■

investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IFDI

■	participants of the Waddell & Reed Financial, Inc. Retirement Plans

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Fund and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

24	Prospectus

Class R6 Shares

Class R6 shares are sold without any front-end sales load or contingent deferred sales charges. Class R6 shares do not pay an annual 12b-1 distribution and/or service fee and Class R6 shares are only available for purchase by:

■

employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code and non-qualified deferred compensation plans where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of the Fund and where an unaffiliated third party intermediary provides administrative, distributive and/or other support services to the plan

■

endowments, foundations, local, city and state governmental institutions (including their instrumentalities, departments, authorities or agencies), corporations, non-profit organizations that are organized as corporations, and accounts registered to insurance companies, trust companies, and bank trust departments (together “institutional investors”). The minimum initial investment for institutional investors is $1,000,000 per Fund

■	participants of the Waddell & Reed Financial, Inc. Retirement Plans

■	fund of funds

Class R6 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEP IRAs, SARSEPs, SIMPLE IRAs, individual 403(b) and 457(b) plans and 529 accounts.

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class Y Shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

■

participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code for which an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan

■

shareholders investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

■

government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party intermediary provides certain administrative, distribution and/or other support services

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Fund and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your financial advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. Additionally, IFDI may have agreements with financial intermediaries which provide for one or more of the following: fees paid by IFDI and/or its affiliates to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account; networking and/or sub-accounting fees paid by the Fund; and/or other payments by IFDI and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Fund owned by the intermediary for its own account or for its clients and also may be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the intermediary, and may be required by the intermediary in order for funds within Ivy Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in

Prospectus	25

different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with the Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates, or the Fund, for providing related recordkeeping and other services.

IFDI also may compensate an intermediary and/or financial advisor for IFDI’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Fund. IFDI also may pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Fund. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Fund, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Fund, IFDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Fund through a distribution agreement with IFDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Fund by Waddell & Reed.

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the funds within Waddell & Reed Advisors Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the funds within Ivy Funds and Waddell & Reed Advisors Funds (Fund Families). IICO and WRIMCO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed (“Service Affiliates”) also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to the Fund and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. Waddell & Reed, its financial advisors, and its affiliated companies, however, receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). IFDI and Waddell & Reed receive underwriter compensation in connection with sales of Class A and Class E shares of the Fund Families in an amount equal to the difference between the sales charge collected and the dealer reallowance. The underwriter compensation received by IFDI and Waddell & Reed in connection with sales by Waddell & Reed financial advisors of shares of the Fund Families is used to compensate Waddell & Reed financial advisors. In addition, the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families.

These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families.

Furthermore, increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this typically will influence the financial advisor’s decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

The Fund’s shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IFDI. Waddell & Reed, an affiliate of IFDI, is one such Financial Intermediary that is authorized to sell the Funds and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of the Fund. If you decide to terminate your relationship with your Waddell & Reed financial advisor (or any other financial advisor you may work with) or if they decide to transfer their license to another Financial Intermediary, you should consider that

26	Prospectus

you will only be able to transfer your Fund shares to another Financial Intermediary if that Financial Intermediary has a selling agreement with IFDI. Not all Financial Intermediaries have such selling agreements and the selling agreements typically may be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IFDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Fund or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

WAYS TO SET UP YOUR ACCOUNT (FOR CLASS A AND CLASS C SHARES)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of IFDI), subject to certain waivers. Please contact your tax advisor for further information.

■

Individual Retirement Accounts (IRAs) allow eligible individuals under age 70 1/2, with earned income, to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For taxable years beginning in 2015, the Annual Dollar Limit is $5,500, which amount may be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

■	IRA Rollovers allow assets deposited from eligible employer-sponsored retirement plans to remain tax-sheltered, and any earnings grow tax-deferred until distributed in cash.

■

Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse is also subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

■

Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

■

Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

■

Owner-Only Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $53,000 for a business’ taxable year that begins in 2015.

■

Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $53,000 for a business’ taxable year that begins in 2015. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution is made also may make a “catch-up” contribution up to $6,000.

■

Multi-Participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Prospectus	27

■	Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

■

403(b) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

■	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

■

Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $14,000 in 2015 per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened.

PRICING OF FUND SHARES

The price to buy a share of the Fund, called the offering price, is calculated every business day. The Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of the Fund’s NAV:

■

The securities in the Fund’s portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks are ordinarily valued by the primary pricing service as set forth in the Fund’s Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

The Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Since the Fund may invest a significant portion of its assets in foreign securities (and derivatives related to foreign securities), it also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

28	Prospectus

The Fund has retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Fund. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Fund’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that the Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

BUYING SHARES

You may buy shares of the Fund through third parties that have entered into selling arrangements with IFDI. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Fund will not accept account applications unless submitted by an entity with which IFDI maintains a current selling agreement.

IFDI generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase shares of the Fund.

To add to your account by mail: Make your check payable to Ivy Funds at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

WI Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A or Class C shares of the Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to WISC at the above address, or fax it to 800.532.2784.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

■	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

■

If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

■

You may purchase shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of the Fund from

Prospectus	29

certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with IFDI, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service. See Your Account — Distributions and Taxes — Taxes.

The transfer agent for the Fund reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases.

For Class A and Class C:
To Open an Account	$750
For certain exchanges	see below[1]
For accounts opened with AIS	$150*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For certain exchanges	$50
For AIS	$50
For Class I, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]

Minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

For clients of Morgan Stanley Smith Barney (MSSB) who purchase their shares through certain fee-based advisory accounts sponsored by MSSB, the minimum initial and subsequent investment requirements for Class A shares are waived.

For Class A and Class C shares, if your account balance falls below $650 at the close of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Ivy Fund whose account balance is below $650 at the time of the assessment. For Class A and Class C shares, any Ivy Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the account is held on a third party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

30	Prospectus

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Y. To redeem your Class A or Class C shares, call 800.777.6472, fax your request to 800.532.2749, or place your redemption order at www.ivyfunds.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I and Y shares, submit a written request or fax your request to 800.532.2784, and give your instructions to redeem your shares via ACH or via wire, as applicable. You also may request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

■	the name on the account registration

■	the Fund’s name

■	the account number

■	the dollar amount or number, and the class, of shares to be redeemed

■	any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

WI Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

■

If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

■

If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

■	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

■

Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

■

If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to

Prospectus	31

the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:

■	a redemption request made by a corporation, partnership or fiduciary

■	a redemption request made by someone other than the owner of record

■	the check is made payable to someone other than the owner of record

■	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

You may reinvest, without a sales charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be equal to or greater than $200, and received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed (minimum investment amounts will apply). You may do this only once each calendar year with Class A shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable) or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. IFDI will, with your reinvestment, instruct WISC, the Fund’s transfer agent, to cancel the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of the Fund and once each calendar year as to Class C shares of the Fund. The reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Fund’s transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions

32	Prospectus

communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Fund’s shareholder servicing system, IFDI and WISC provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

■	obtain information about your accounts

■	obtain price information about other funds within Ivy Funds

■	obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any Fund

■	request duplicate statements

■	transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Fund’s shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

The Ivy Funds web site, www.ivyfunds.com, is also available. If you do not currently have an account established that is maintained on the Fund’s shareholder servicing system, you may use the web site to obtain information about the Fund, including accessing the Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Fund’s shareholder servicing system, you also may use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

■

confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

■	quarter-to-date statements (quarterly)

■	year-to-date statements (after the end of the fourth calendar quarter)

■	Annual and Semiannual Reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit www.ivyfunds.com to view and/or download these documents, as well as other information about the Fund.

You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the “Individual Investor Accounts — Access Your Account Online” feature available via www.ivyfunds.com.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within Ivy Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class C shares, or certain Class A shares. For Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class I or Class Y shares of the Fund and buy Class I or Class Y shares, respectively, of another fund within Ivy Funds or Class A shares of Ivy Money Market Fund. Class A shares of the Fund also may be exchanged for shares of InvestEd Portfolios.

For clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, these same exchange privileges for Class A and Class C shares also apply to the corresponding classes of shares of funds within Waddell & Reed

Prospectus	33

Advisors Funds. Shareholders of Ivy Class I shares may exchange their shares for Class Y shares of funds within Waddell & Reed Advisors Funds. Shareholders of Ivy Class Y shares may not exchange those shares for shares of any class of funds within Waddell & Reed Advisors Funds.

Except as otherwise noted, you may sell your Class R6 shares of the Fund and buy Class R6 shares of another Fund within Ivy Funds that offers Class R6 shares. Contact your plan administrator or record keeper for information about exchanging your shares.

You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within Ivy Funds, InvestEd Portfolios and Waddell & Reed Advisors Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. In addition, each fund within Ivy Funds also may be sold in Guam. Note that exchanges out of the Fund may have tax consequences for you. See Your Account — Distributions and Taxes — Taxes. Before exchanging into a fund, read its prospectus.

Important Exchange Information

■

Except as otherwise noted, you must exchange into the same share class you currently own (except that you may exchange Class Y and Class I shares of the Fund for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class C shares of any of the other Ivy Funds).

■	Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.

If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:

By mail: Send your written exchange request to WISC at the address listed under “Selling Shares.”

By telephone: Call WISC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to exchange shares of the Fund.

Converting Shares

Self-Directed Conversions: Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same Fund.

■

If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class R6 shares as described above in the sections entitled Class I Shares or Class R6 Shares, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class R6 shares of the same Fund.

■

If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares, you may be eligible to convert your Class I shares to Class R6 shares of the same Fund.

■	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same Fund.

A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IFDI to permit or reject. A conversion between share classes of the same Fund is not a taxable event.

Market Timing Policy

The Fund is intended for long-term investment purposes. The Fund will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IFDI, thereby indirectly affecting the Fund’s shareholders.

34	Prospectus

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that the Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. If investing in securities that are, among other things, thinly traded or traded infrequently, the Fund is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur if the Fund invests a significant portion of its assets in small capitalization companies, municipal obligations or that invests a significant portion of its assets in high-yield fixed-income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of the Fund’s transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Fund’s market timing policy.

WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to the Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of the Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Fund’s market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes are market timing activities in an account held directly on the Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within a 12 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of the Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, IFDI and/or its affiliate, Waddell & Reed (collectively, “W&R”), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by W&R as having engaged in Fund share transactions that violate the Fund’s market timing policy. W&R’s procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Fund’s market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

The Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Fund, IFDI and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Fund cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Fund, IFDI or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Fund regarding shareholders who hold shares through such accounts or may close the omnibus account. The Fund’s ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Fund will be able to identify or eliminate all market timing activities, and the Fund may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Prospectus	35

A financial intermediary through which an investor may purchase shares of the Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts. In other cases, the Fund may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Fund’s policies to shareholders investing in the Fund through such intermediary, based upon the Fund’s conclusion that the intermediary’s policies sufficiently protect shareholders of the Fund. In either case, the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. If an investor purchases the Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Fund’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Fund’s market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WISC and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that the Fund will eliminate market timing activities.

Automatic Transactions for Class A and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly

DISTRIBUTIONS AND TAXES

Distributions

The Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. The Fund declares and pays dividends quarterly.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by the Fund in December.

Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a Federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a Federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1.	Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

36	Prospectus

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You will be subject to tax to the extent the Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from the Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. However, the Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2015 and will be adjusted for inflation annually thereafter). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT. It is not expected that any significant part of the dividends paid by the Fund will qualify as QDI or be eligible for the DRD.

Distributions of the Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain an individual shareholder realizes generally is taxed at the 15% and 20% maximum rates mentioned above. For individual shareholders, the Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund within Ivy Funds, InvestEd Portfolios, or Waddell & Reed Advisors Funds generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of the Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within Ivy Funds, InvestEd Portfolios, or Waddell & Reed Advisors Funds by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of the Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Other. In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquire or acquired after December 31, 2011 (“Covered Shares”) and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he or she must make any elections in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual is subject to a 3.8% Federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including taxable dividends and capital gain distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

Withholding. The Fund must withhold 28% of all dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from those dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Prospectus	37

The income dividends the Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) Federal withholding tax, even if those dividends are attributable to income from a non-U.S. source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, and to avoid withholding on dividends pursuant to the Foreign Account Tax Compliance Act, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Fund distributions to a foreign shareholder that or who so certifies and that are attributable to the Fund’s “qualified net interest income” and/or “qualified short-term gain” will be exempt from that withholding tax only if the period for that exemption’s applicability is extended by legislation (which has occurred frequently). Foreign shareholders are urged to consult their own tax advisor concerning the applicability of U.S. withholding tax.

State and local income taxes. You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Fund.

The foregoing is only a brief summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

38	Prospectus

Financial Highlights

The Fund is new and does not have an operating history. Information, when available, will be included in the Fund’s next Annual or Semiannual Report.

Prospectus	39

IVY FUNDS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

Three First National Plaza

70 West Madison Street

Suite 3100

Chicago, Illinois 60602-4207

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Ivy Investment

Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Distributor

Ivy Funds Distributor, Inc.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

40	Prospectus

IVY FUNDS

You can get more information about the Fund in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, when available, will detail the Fund’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the year covered by the report.

To request a copy of the Fund’s current SAI or copies of its most recent Annual and Semiannual Reports (when available), without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at IMCompliance@waddell.com and are available at www.ivyfunds.com.

Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports (when available)) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

IVY FUNDS DISTRIBUTOR, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

IVYPRO-[        ] (01-16)

Investment Company Act File Number: 811-06569

Prospectus	41

IVY FUNDS

Subject to Completion – dated October 21, 2015

Ticker
	Class A	Class C	Class I	Class R6	Class Y

Ivy Targeted Return Bond Fund

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-6472

[January 4, 2016]

STATEMENT OF ADDITIONAL INFORMATION

Ivy Funds (Trust) is an open-end management investment company that currently consists of [37] separate series. This Statement of Additional Information (SAI) provides disclosure for one series, Ivy Targeted Return Bond Fund (Fund). This SAI is not a prospectus. Investors should read this SAI in conjunction with the Fund’s prospectus dated [January 4, 2016] (Prospectus), which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Ivy Funds Distributor, Inc. (IFDI), at the address or telephone number shown above.

This SAI shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

FUND HISTORY

Ivy Funds was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983. The Trust has [37] separate series. This SAI provides disclosure for one series, Ivy Targeted Return Bond Fund.

THE FUND, ITS INVESTMENTS, RELATED RISKS AND RESTRICTIONS

The Fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. The Fund is an open-end, non-diversified management investment company and a series of the Trust.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund’s investment manager, Ivy Investment Management Company (IICO), or the Fund’s investment subadvisers, Pictet Asset Management SA (Pictet SA) and Pictet Asset Management Limited (Pictet UK, and collectively with Pictet SA, Pictet), may employ and the types of instruments in which the Fund may invest in pursuit of the Fund’s objective. A summary of the risks associated with these instrument types and investment practices is included as well.

Unless otherwise indicated, Pictet may buy the types of instruments and use the investment techniques described below, subject to any applicable investment policies and restrictions. Pictet might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund’s investment policies and restrictions. Pictet buys an instrument or uses a technique only if it believes that doing so is in pursuit of the Fund’s objective. See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

Recent Market Conditions

The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Both domestic and international equity and fixed-income markets have experienced heightened volatility and turmoil. It is uncertain how long these conditions will continue.

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took a number of steps in an attempt to support financial markets, including monetary stimulus programs known as quantitative easing. Recently, the Federal Reserve has ceased its quantitative easing program. Such withdrawal of this support, or failure to implement other support or efforts in response to the crisis, and/or investor perception that such efforts did not succeed, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

Interest rates have been unusually low in recent years in the U.S. and abroad. An increase in interest rates may impact various markets. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

It is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of the Fund.

Securities - General

The main types of securities in which the Fund may invest, subject to its respective investment policies and restrictions, include debt securities; however, the Fund also may invest in common stocks, preferred stocks and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts into common stock. The Fund may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSRO(s)) or unrated preferred stocks, subject to the Fund’s investment policies and restrictions. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and a higher or lower rating by another NRSRO), it is the Fund’s general policy to classify such security at the higher rating level. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, the Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, the Fund will treat unrated securities determined by Pictet to be of comparable quality to a rated security as having that rating.

While credit ratings are only one factor Pictet relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, the Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, the Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Subject to its investment policies and restrictions, the Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

Cybersecurity Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-security breaches affecting the Fund or its investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund or its service providers to regulatory fines or financial losses and/or cause reputational damage. The Fund also may incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’

acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. The Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations, which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of Pictet, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and the Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

The Fund may borrow money only as permitted under the Investment Company Act of 1940, as amended (1940 Act), the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes, including temporary purposes associated with the Interfund Lending Program discussed below. Interest on money borrowed is an expense the Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

The Fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, the Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

Pictet believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Pictet believes that the Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Pictet will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of the Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to IICO’s compliance procedures, Pictet may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) is principally traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if Pictet has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, the Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. See Options, Futures and Other Derivatives Strategies - Forward Currency Contracts.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, the Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. The Fund’s share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in Pictet’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Pictet considers countries having developing markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.

As noted above, an issuer would be considered a developing market company based on the issuer’s country of domicile. Pursuant to IICO’s compliance procedures, Pictet may request a different country designation under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which the Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country’s currency against the U.S. dollar; unusual price volatility in a developing country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3) interest-only and principal only stripped asset-backed securities issued by non-governmental issuers;

(4) swaps, caps, collars and floors;

(5) restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933, as amended (the 1933 Act) (other than Rule 144A securities and Section 4(a)(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6) unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of the Fund’s obligations under the transaction.

Illiquid securities also may include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(a)(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities. These securities are considered illiquid unless IICO, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, the Fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

IICO believes that, at times, it is in the best interest of the Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. Pictet believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

The Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

Pictet will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences (resulting from the recognition of net short term capital gains). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

The Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if the Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means the Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that the Fund otherwise would have to invest indirectly in certain developing markets. The Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, the Fund may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, the Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs). Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, the Fund may invest in exchange-traded funds (ETFs) for various purposes. Since most ETFs are a type of investment company, the Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by the Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using the Fund’s assets to track the return of a particular stock index.

Investments in an ETF that is a registered investment company (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, the Fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned).

If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation. Under the Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. There also may be risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, the Ivy Funds and Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this section)) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Fund may lend or borrow money for temporary purposes directly to or from one another (an Interfund Loan), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Loans and Other Direct Debt Instruments

Loans. Subject to its respective investment policies and restrictions, the Fund may purchase loan participations (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, Pictet will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

Pictet’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans the Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which the Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Pictet believes are attractive arise.

Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, Pictet may from time to time come into possession of material, non-public information about the issuers of loans that may be held by the Fund’s portfolio. Possession of such information may in some instances occur despite Pictet’s efforts to avoid such possession, but in other instances, Pictet may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Pictet’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on Pictet’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Pictet may hold other securities issued by borrowers whose floating rate loans may be held by the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Pictet may owe conflicting fiduciary duties to the Fund and other client accounts. Pictet will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Pictet’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between the Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. The Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on research by Pictet in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by Pictet to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, the Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by Pictet to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, the Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worthless than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce the Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which the Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to its investment policies and restrictions, the Fund may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs often are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (for example, owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a qualified publicly traded partnership (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity (such as the Fund) that is a RIC for these purposes. Please see the section entitled Taxation of the Fund for additional information regarding the tax consequences of the Fund’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the first quarter of 2015, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. As of September 30, 2014, combined remaining funding commitment under the agreements was approximately $258.1 billion. They have paid approximately $224 billion in aggregate cash dividends. Both Fannie Mae and Freddie Mac ended the first quarter of 2015 with positive net worth, and neither has required a draw from the Treasury since the second quarter of 2012. However, FHFA previously predicted that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Pictet determines that such investments are consistent with the Fund’s objective and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When the Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, Pictet will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, Pictet considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities. Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices were subject to extreme market volatility throughout the latter half of 2014 and the beginning of 2015.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity – in coal, natural gas or crude oil – this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices, while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact the Fund’s investments;

•

fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. The Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal or other physical commodity, Pictet currently intends that it will only be in a form that is readily marketable. To continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), the Fund may not derive more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Fund. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of the Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Fund.

Options, Futures and Other Derivatives Strategies

General. Pictet may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of the Fund’s investments.

Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, the Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security.

The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated.

Specifically, the Commodity Futures Trading Commission (CFTC) and SEC are required to mandate by regulation that, under certain circumstances, certain swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing. Some swaps are now, and more in the future are expected to be, centrally cleared. The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies.

In 2012, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless Pictet has registered as a commodity pool operator. Pictet, in its management of the Fund, intends to comply with at least one of the two alternative limitations described above. Accordingly, Pictet has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and the regulations thereunder.

In addition to complying with these de minimis trading limitations, to qualify for an exclusion under the amended regulation, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict Pictet’s ability to use derivatives as part of the Fund’s investment strategies. Although Pictet believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described below, should not be considered swaps for most purposes. Thus, foreign exchange forwards are not deemed to be commodity interests. Therefore, the Fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and antimanipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, the Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

In addition to the instruments, strategies and risks described below, Pictet expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Pictet may utilize these opportunities to the extent that they are consistent with the Fund’s objective and permitted by the Fund’s investment policies and restrictions and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments may depend upon the ability of Pictet to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Pictet projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps can create leverage, which may amplify or otherwise increase the Fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Fund that, in certain circumstances, could exceed the Fund’s net assets and could alter the risk profile of the Fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund’s place in the contract, called a novation. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by the Fund prior to entering into the option contract. While this type of arrangement allows the Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income holdings. If Pictet wishes to shorten the average duration of the Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Pictet wishes to lengthen the average duration of the Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures commission merchant (FCM) daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by Pictet may still not result in a successful transaction. Pictet may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When the Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It is also possible that, where the Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies - Special Considerations. Subject to its restrictions, the Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which Pictet believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its restrictions, the Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that Pictet believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Pictet believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that the Fund will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Pictet believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on the skill of Pictet in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as Pictet anticipates. There is no assurance that Pictet’s use of forward currency contracts will be advantageous to the Fund or that Pictet will hedge at an appropriate time.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. The Fund also may be required to pay certain commissions. When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Forward currency contracts in which the Fund may engage also include NDFs. NDFs are cash-settled forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC, the U.S. commodities exchanges and certain non-U.S. exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Fund is not) may hold, own or control in many commodities. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current Federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

In October 2011, the CFTC adopted final regulations pursuant to the Dodd-Frank Act that would have imposed position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts in order to prevent excessive speculation and manipulation in the commodity markets. On September 28, 2012, the U.S. District Court for the District of Columbia vacated the new position limit regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion. The CFTC originally appealed the court’s decision, but in November 2013, the CFTC withdrew its appeal and reproposed position limit regulations substantially as outlined above, with a few modifications. In addition, the CFTC proposed regulations that would expand certain exemptions from aggregation of accounts of related parties for these purposes. The initial public comment period for these proposed regulations closed on February 10, 2014, was re-opened from June 12, 2014 until July 3, 2014 (later extended until August 4, 2014), in connection with a public roundtable held on June 19, 2014, and was re-opened from December 9, 2014 through January 22, 2015, in connection with a public meeting held on December 9, 2014. The CFTC again re-opened the comment period from February 26, 2015 until March 30, 2015 so that interested persons could consider updated statistics on large position holders as well as exemptions for bona fide hedging positions. As of the date of this SAI, the CFTC has taken no further public action with respect to these reproposed regulations, and it remains to be seen whether the CFTC will modify the reproposed regulations in response to public comments.

The CFTC’s existing position limit regulations require that a trader aggregate all positions in accounts over which the trader controls trading unless an exemption is available. The reproposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Fund. The full implementation of the Fund’s investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out, and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, the Fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. The Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the notional amount). Some swaps currently are, and more in the future are expected to be, centrally cleared. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Swaps that are centrally cleared are subject to the creditworthiness of both the FCMs and the clearing organizations involved in the transaction. For example, the Fund could lose margin payments it has deposited with the FCM in the event of a FCM’s insolvency, as well as the net amount of gains not yet paid by the clearing organization if the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains it is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, the Fund will receive, and in a short total return swap, the Fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher amount at each swap reset date.

The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, or if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The Fund typically treats the net unrealized gain on each such swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. IICO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If Pictet attempts to use a swap as a hedge against, or as a substitute for, the Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that Pictet will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by Pictet. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, the Fund may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although the Fund generally will receive no cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for the Fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its respective policies and restrictions, the Fund may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs.

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements, subject to its restriction on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

Restricted Securities

Subject to its investment policies and restrictions, the Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the Fund could have difficulty selling them when Pictet believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, the Fund may be less able to predict a loss. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. The Fund also may take a minority interest in a privately offered security, which may limit the Fund’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company.

Short Sales Against the Box

The Fund may sell securities “short against the box;” provided, however, that the Fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. The Fund does not have any present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are high-quality debt instruments issued or guaranteed as to principal or interest by the Treasury, an agency or instrumentality of the U.S. government or obligations of issuers that are supported by the ability of the issuer to borrow from the Treasury. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if Pictet is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, the Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, the Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables the Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of Pictet to correctly anticipate increases and decreases in interest rates and prices of securities. If Pictet anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If Pictet anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether Pictet is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The Fund’s purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, the Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, the Fund will be required to distribute cash attributable to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pictet believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Investment Restrictions

Certain of the Fund’s investment restrictions are described in this SAI. The Fund is “non-diversified” as defined in the 1940 Act. This means that the Fund may invest more than 5% of its total assets in any one issuer and may own more than 10% of the outstanding voting securities of an issuer.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Fund’s fundamental investment restrictions, which cannot be changed without shareholder approval for the Fund. For this purpose, shareholder approval for the Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to the Fund (unless otherwise specified):

1.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.	The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as operating policies), and may be changed by the Trust’s Board of Trustees (the Board) without shareholder approval:

1.	“Name Rule” investments:

Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in bonds (the 80% investment policy).

The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

2.	Investment in other investment companies:

The Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If the Fund’s shares are acquired by another fund in accordance with

Section 12(d)(1)(G) of the 1940 Act, it shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

3.	Investment in illiquid securities:

The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

4.	Investment in debt securities:

The Fund may invest up to 50% of its total assets in non-investment grade debt securities.

5.	Investment in Financial Instruments:

The Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

6.	Restrictions on selling short:

The Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	Other Current Restrictions:

The Fund may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, the Fund may invest in cash or cash equivalents without limitation.

An investment policy or restriction that states a maximum percentage of the Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. The Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The Fund is new, and therefore, the Fund’s portfolio turnover rate for the most recent fiscal year end is not available.

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by the Fund and could increase realized capital gains or losses (the excess of such gains over such losses being taxable to shareholders when distributed to them).

Policy on Disclosure of Portfolio Holdings (Disclosure Policy)

The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.ivyfunds.com. This information may be the Fund’s complete portfolio holdings disclosed in the Fund’s Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q. Fund holdings and other information filed with the SEC may be viewed on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090. This information also may be a partial listing, such as the Fund’s top ten portfolio holdings posted monthly on the internet at www.ivyfunds.com.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for the Fund can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed generally by the Fund’s portfolio manager(s) with third-party broker-dealers that offer and sell shares of the Fund during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.

The Disclosure Policy does not apply to communications with broker/dealers regarding specific securities that are in the process of being traded or communications to broker/dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

The Fund’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:

1.	The individual receiving the request, in conjunction with IICO’s legal department or the Fund’s Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Fund, and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Fund, IICO or any other party in connection with the disclosure of information about the portfolio holdings.

The Fund may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Fund has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:

The recipient shall:

•

agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Fund data, the development of investment models or risk analysis, and the determination of the eligibility of the Fund for the recipient’s “model portfolios;”

•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Fund, including to any of its clients;

•

represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Fund data and the development of “model portfolios;”

•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;

•	agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Fund for which such confidential information is supplied;

•

agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•

agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Fund is kept confidential and that its officers, agents and representatives do not trade securities based on such information.

Lipper & Morningstar (Rating and Other Service Organizations)

The Fund may provide its holdings to Lipper, Morningstar and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Fund; and (3) will not be used as the basis to engage in market timing activity in the Fund.

In determining whether there is a legitimate business purpose for making disclosure of the Fund’s non-public portfolio holdings information, IICO’s legal department or the Fund’s CCO typically will consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or IFDI or its affiliates.

As part of the annual review of the Trust’s compliance policies and procedures, the Fund’s CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Fund’s portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

K&L Gates LLP

Deloitte & Touche LLP

Ivy Investment Management Company

WI Services Company

Ivy Funds Distributor, Inc.

Interactive Data Corporation

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

Markit

SuperDerivatives

Pursuant to a custodian contract, the Trust has selected The Bank of New York Mellon as custodian for the Fund’s securities and cash. As custodian, The Bank of New York Mellon maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg

Ibbotson

Informa Investment Solutions

Risk Metrics Group

Lipper

Moody’s

Morningstar

Standard & Poor’s

Thomson | Reuters | Corporation

The Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities

AdCap Securities, LLC

Bank of America Securities, LLC

Barclays Capital

Berenberg Capital Markets, LLC

Blaylock Beal Van LLC

BMO Capital Markets

Canaccord Genuity

Cantor Fitzgerald

Castle Oak LP

Citigroup Global Markets

Cleveland Research Company, LLC

Cowen & Company

Craig Hallum Capital Group, LLC

Credit Suisse LLC

Crews & Associates, Inc.

CRT Capital Group, LLC

D.A. Davidson & Co.

Daiwa Capital Markets

Deutsche Bank Securities, Inc.

Exane, Inc.

Falcon Square Capital

First Southern Securities

Friedman, Billings, Ramsey & Co.

FTN Financial Capital Markets

George K. Baum & Company

Goldman Sachs & Co.

Handelsbanken Markets

Helvea, Inc.

INTL FC Stone Partners

Investec Securities, LLC

Janey Montgomery Scott

Jefferies & Company

JMP Securities, LLC

JP Morgan Securities, LLC

Key Banc Capital Markets

Longbow Research

Macquarie Group

Merrill Lynch

Mitsubishi Securities (USA), Inc.

Morgan Stanley & Co., Inc.

Needham & Company

Oppenheimer

Pacific Crest Securities, Inc.

Piper Jaffray & Co.

Prager & Co., LLC

Raymond James

Redburn Partners

Robert Baird & Co., Inc.

Samco Capital Markets, Inc.

Samuel A. Ramirez, Inc. (Ramirez & Company)

Sanford C. Bernstein, LLC

Seaport Holdings Group

Sidoti & Company, LLC

SMBC Nikko

Stephens, Inc.

Sterne Agee and Leach

Stifel, Nicolaus & Co.

Susquehanna (SIG)

Telsey Advisors Group LLC

UBS Investment Bank

US Capital Advisors

Vermilion Capital Management

W.H. Mell & Associates

Wells Fargo

William Blair & Co.

Consultants and Broker Platforms

Rust Consulting

Securian

The Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, IICO or its affiliates, and portfolio holdings information will only be provided for legitimate business purposes.

The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board, which currently is comprised of eight individuals. The Board is responsible for the overall management of the Trust and the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Seven members of the Board are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested Board member of the Trust (an Interested Trustee, and collectively with the Independent Trustees, the Trustees). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as Ivy Investment Management Company (IICO), the Fund’s investment adviser, one of the Fund’s investment subadvisers, or Ivy Funds Distributor, Inc. (IFDI), the Fund’s underwriter. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Fund’s shareholders. However, the Board also believes that having Mr. Herrmann serve on the Board to bring management’s corporate and financial viewpoint is an important element in the Board’s decision-making process.

Under the Trust’s Declaration of Trust and its By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust is not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes three standing committees: the Audit Committee, the Governance Committee and the Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition, as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Ivy Funds, the number of Ivy Funds overseen by the Board, the arrangements for the conduct of the Ivy Fund’s operations, the number of Trustees, and the Board’s responsibilities.

The Trust is comprised of the [37] portfolios. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (IVH), and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of the Advisors Fund Complex. Each member of the Board is also a member of the Board of Trustees of IVH.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Ivy Funds: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	[90]	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007 to 2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee of Advisors Fund Complex (2007 to present) (52 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2008 Ivy Funds: 2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	[38]	Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2008 Ivy Funds: 1998 Trust: 2008 Ivy Funds: 2006	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	[90]	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee of Advisors Fund Complex (Chairman – 2015 to present; Trustee – 1998 to present) (52 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2008 Ivy Funds: 2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	[38]	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2008 Ivy Funds: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	[90]	Trustee of Advisors Fund Complex (1995 to present) (52 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2008 Ivy Funds: 2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	[38]	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (2003 to present) (29 portfolios overseen); Director, d-bx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2008 Ivy Funds: 1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	[38]	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to present); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)

*	Each Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a Predecessor Fund).

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the Fund’s investment manager, IICO, the Fund’s principal underwriter, IFDI, and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of his personal ownership in shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Trust: 2008 Ivy Funds: 2001 Trust: 2008 Ivy Funds: 1998	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of WRIMCO (1993 to present); President and Trustee of each of the funds in the Fund Complex	[90]	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Trustee of Advisors Fund Complex (1998 to present) (52 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Director, Blue Cross Blue Shield of Kansas City (2007 to present)

*	Each Trustee became a Trustee (and, as applicable, an officer) in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more of the Predecessor Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Jarold W. Boettcher

Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to another mutual fund complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Trust.

James D. Gressett

Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Trust.

Joseph Harroz Jr.

Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to another mutual fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust.

Henry J. Herrmann

Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trust.

Glendon E. Johnson, Jr.

Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee of the Trust.

Eleanor B. Schwartz

Ms. Schwartz has served on the board of directors of numerous charitable foundations and closely held corporations. She has been a professor of business administration for several universities. Ms. Schwartz also has written books and other publications on the subjects of management and business administration. Ms. Schwartz holds an M.B.A. degree and D.B.A. degree from Georgia State University. Ms. Schwartz also serves as a board member to another mutual fund complex. The Board concluded that Ms. Schwartz is suitable to act as Trustee because of her extensive academic background, her service on other corporate and charitable boards and the length of her service as a Trustee to the Trust.

Michael G. Smith

Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Trust.

Edward M. Tighe

Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Trust.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of WRIMCO and IICO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004 to 2014); Senior Vice President, Secretary and Associate General Counsel of WRIMCO and IICO (2007 to 2014); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2014 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Vice President of WRSCO (2007 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of WRIMCO and IICO (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed, Inc. and IFDI (2010 to present)

*	This is the date when the officer first became an officer of one or more of the Predecessor Funds (if applicable).

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee and Governance Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher and James D. Gressett. During the fiscal year ended September 30, 2015, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund, except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr. During the fiscal year ended September 30, 2015, the Executive Committee did not meet.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Glendon E. Johnson, Jr. (Chair), Eleanor B. Schwartz and Michael G. Smith. During the fiscal year ended September 30, 2015, the Governance Committee met two times.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, IICO, Pictet and other service providers to the Trust have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of IICO, IFDI and WISC (collectively, Waddell), and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Fund, reports from Fund management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities. In addition to regular reports from Waddell, the Board also receives reports regarding other service providers to the Trust, either directly or through Waddell or the Trusts’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Trusts’ CCO regarding the effectiveness of the Trusts’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Waddell in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Waddell and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of Waddell also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. Waddell compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

[Ownership of Fund Shares

as of December 31, 2015

The following table provides information regarding the aggregate dollar range of shares beneficially owned by each Independent Trustee of the Ivy Funds and IVH, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act). A Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Ivy Funds. The amounts listed below as “owned” shares include any Fund shares deemed invested by a Trustee. The Fund was not in existence prior to the date of this SAI, and therefore the Independent Trustees do not own any shares of the Fund as of the date of this SAI.

Independent Trustees

Trustee	Aggregate Dollar Range of Fund Shares Owned in IVH and all Funds within Ivy Funds
Jarold W. Boettcher	over $100,000
James D. Gressett	over $100,000
Joseph Harroz, Jr.	over $100,000
Glendon E. Johnson, Jr.	over $100,000
Eleanor B. Schwartz	over $100,000
Michael G. Smith	over $100,000
Edward M. Tighe	over $100,000

Interested Trustee

As of December 31, 2015, the aggregate dollar range of fund shares owned by Mr. Herrmann, the only Interested Trustee, in all funds within the Ivy Funds and IVH, was: over $100,000.

The Fund was not in existence prior to the date of this SAI, and therefore Mr. Herrmann does not own any shares of the Fund as of the date of this SAI.]

[Compensation

The fees paid to the Trustees are allocated among the funds within Ivy Funds based on each fund’s relative asset size. The Fund was not in existence prior to the date of this SAI and therefore has not yet paid towards the Trustees’ aggregate compensation. For the fiscal year ending September 30, 2015, the Trustees received the following aggregate compensation for service as a Trustee:

Compensation Table

Independent Trustees	Aggregate Compensation from IVH and the Trust[1,2]
Jarold W. Boettcher	$217,500	[4]
James D. Gressett	217,500
Joseph Harroz, Jr.[3]	263,125	[4]
Glendon E. Johnson, Jr.	217,500
Eleanor B. Schwartz	217,500	[4]
Michael G. Smith	217,500
Edward M. Tighe	217,500

Interested Trustee	Aggregate Compensation from IVH and the Trust[1,2]
Henry J. Herrmann	$0

[1]	Table reflects compensation for fiscal year ended September 30, 2015.
[2]	No pension or retirement benefits have been accrued as a part of Fund expenses.
[3]	Mr. Harroz receives an additional fee for his services as Independent Chair of the Board. For the fiscal year ended September 30, 2015, this fee was $45,625.
[4]

Messrs. Boettcher and Harroz and Ms. Schwartz also receive compensation for their service as trustees to the Advisors Fund Complex, which was $184,000, $217,500 and $190,000, respectively, for the fiscal year ended September 30, 2015.

Of the totals listed in the “Aggregate Compensation” column above, the following amounts have been deferred:

Jarold W. Boettcher	$190,000	[1]
James D. Gressett	50,000
Joseph Harroz, Jr.	68,663	[1]
Glendon E. Johnson, Jr.	0
Eleanor B. Schwartz	41,750	[1]
Michael G. Smith	60,000
Edward M. Tighe	0

[1]	Includes amounts deferred from fees paid to the Trustees for service as a Trustee to the Advisors Fund Complex.]

Mr. Herrmann did not receive compensation from any of the Ivy Funds. The officers, as well as Mr. Herrmann, are paid by IICO or its affiliates.

The Board had created an honorary position of Director Emeritus, whereby a Director of the predecessor Board of Directors who attained the age of 75 was required to resign his or her position as Director and, unless he or she elected otherwise, serves as Director Emeritus provided the Director has served as a Director of the Trust for at least five years which need not have been consecutive. The Board has eliminated the plan for present and future Board members.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Trust. Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Trust, and each serves as Director Emeritus.

The following table shows the fees paid to each Director Emeritus for the fiscal year ended September 30, 2015, and the portion of that fee paid by the Trust. IICO has agreed to reimburse the Trust for these payments.1

Director Emeritus	Compensation from Ivy Funds	Total Compensation paid to Director Emeritus[1]
William T. Morgan	$3,210	$65,500
Paul S. Wise	2,120	48,000

[1]

The fees paid to each Trustee or Director Emeritus are allocated among the funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each fund’s net assets at that time.

Class A shares of the Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed, Inc. (Waddell & Reed) and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares—Net Asset Value Purchases of Class A Shares for more information.

The CDSC for Class A shares and Class C shares that are subject to a CDSC will not apply to redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and employees of financial advisors of Waddell & Reed.

Code of Ethics

The Trust, Pictet, IICO and IFDI have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[As of the date of this SAI, the officers and Trustees of the Trust, as a group, beneficially own less than 1% of the outstanding shares of each class of the Fund, as the Fund has not yet commenced operations. No person, except as set forth below, was known by the Fund to hold beneficially or of record 5% or more of any class of the Fund’s shares; however, IICO, a Delaware corporation, owned 100% of the outstanding shares of the Fund solely for the purpose of providing seed capital to the Fund. Accordingly, as of such date, IICO owned a controlling interest in the Fund. Shareholders with a controlling interest could affect the outcome of a proxy vote or the direction of management of the Fund.]

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of the Fund, has entered into an Investment Management Agreement (Management Agreement) with IICO, a subsidiary of WDR. Under the Management Agreement, IICO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Management Agreement obligates IICO to make investments for the account of the Fund in accordance with its best judgment and within the investment objective and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by the Fund and places the orders.

The Management Agreement provides that it may be renewed year to year as to the Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees. The Management Agreement also provides that either party has the right to terminate it as to the Fund, without penalty, upon 60 days’ written notice by the Trust to IICO and 120 days written notice by IICO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis of the approval of the Management Agreement on behalf of the Fund will be available in the Fund’s Semiannual Report to Shareholders for the period ended March 31, 2016.

Investment Subadvisers

Pictet Asset Management SA (Pictet SA), a registered investment adviser located at 60 Route Des Acacias, Geneva, Switzerland 1211-73, serves as an investment subadviser, and as such provides investment advice to, and generally conducts the investment management program for, the Fund pursuant to an agreement with IICO. Pictet SA delegates to its affiliate, Pictet Asset Management Limited (Pictet UK), a registered investment adviser located at Moor House, 120 London Wall, London EC2Y5ET, United Kingdom, certain investment management, trading and other responsibilities for Fund investments, as further described below. Pictet SA is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Subject to its investment policies and restrictions, Pictet SA may invest in securities of issuers in any country. Pictet SA is also responsible for the supervision of Pictet UK, a subadviser of the Fund that assists with portfolio management.

Pictet UK makes investments consistent with the Fund’s investment objective and strategies. Pictet UK also assists Pictet SA on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by Pictet SA. There is no pre-determined allocation to Pictet UK. The amount is determined through Pictet’s investment process, as described in the Fund’s Prospectus, and on-going discussions between Pictet SA and Pictet UK.

[For its services under the agreement, IICO shall pay to Pictet SA an annual fee based upon the net assets of the Fund. The amount of such annual fee is set forth in the schedule below:

Fee Payable to Pictet SA as a Percentage of the Fund’s Average Net Assets
Fund Assets	Fee
up to $500 million	0.495%
over $500 million to $1 billion	0.450%
over $1 billion to $2 billion	0.425%
over $2 billion	0.400%]

Pictet SA is responsible for paying Pictet UK for the performance of the delegated services.

The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

The Subadvisory Agreement between IICO and Pictet SA will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Subadvisory Agreement is terminable at any time, without penalty, by the Board, by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund, or by IICO on 60 days’ written notice to Pictet SA, or by Pictet SA on 60 days’ written notice to IICO.

The Subadvisory Agreement provides that it may be renewed from year to year, upon approval by (i) the Board and (ii) a majority of the Independent Trustees. A discussion regarding the basis of the approval of the Subadvisory Agreement will be available in the Fund’s Semiannual Report to Shareholders, for the period ended March 31, 2016.

Payments by the Fund for Management Services

Under the Management Agreement, for IICO’s management services, the Fund pays IICO a fee as described in the Prospectus. Every share class of the Fund has the same management fee.

The Ivy Funds fiscal year end is March 31 (except for Ivy Emerging Markets Local Currency Debt Fund, Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund and the Fund, whose fiscal year end is September 30). The Fund was not in existence during the most recent fiscal year ended September 30, 2015, and therefore did not pay management fees during that period.

A discussion regarding management fee reimbursement is contained in the section titled Distribution Services below.

For purposes of calculating the daily fee, the Fund does not include money owed to them by IFDI for shares which it has sold but not yet paid to the Fund. The Fund accrues and pays this fee daily.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WISC, WISC performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Under the Shareholder Servicing Agreement with respect to Class A and Class C shares of the Fund, the Fund will pay WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales), WISC has agreed to reduce its per account fees charged to the Fund to $6.00 per account on an annualized basis and will pay the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for the Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

WISC (including any affiliate of WISC) will pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC will pay the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for the Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

With respect to Class Y and Class I shares, the Fund will pay WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R6 shares, the Fund will pay WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.

The Fund was not in existence during the most recent fiscal year ended September 30, 2015, and therefore did not pay shareholder servicing fees to WISC during that period.

The Fund also pays certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by IICO or WISC.

The Fund was not in existence during the most recent fiscal year ended September 30, 2015, and therefore did not pay out-of-pocket expenses during that period.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, the Fund will pay WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$ 0 - $ 10 million	$0
$ 10 - $ 25 million	$958
$ 25 - $ 50 million	$1,925
$ 50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, the Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

The Fund was not in existence during the most recent fiscal year ended September 30, 2015, and therefore did not pay WISC a monthly fee under the Accounting and Administrative Services Agreement during that period.

Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Trustees and Trust officers who are affiliated with IICO and its affiliates. The Fund pays the fees and expenses of the Independent Trustees.

The Fund pays all of its other expenses. These include, for the Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Under the Distribution Agreement entered into between the Trust and IFDI, IFDI serves as principal underwriter and distributor to the Fund.

Under the Distribution and Service Plan (Plan) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1), for Class A shares the Fund may pay IFDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Under the Plan, for Class C shares, the Fund may pay IFDI a service fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class C shares, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the provision of personal services to shareholders of Class C shares and/or the maintenance of shareholder accounts of Class C shares and a distribution fee of 0.75% of the Fund’s average annual net assets attributable to Class C shares, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of Class C shares.

Under the Plan, for Class Y shares, the Fund pays IFDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to Class Y shares, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of Class Y shares, and provision of personal services to shareholders and/or maintenance of Class Y shareholder accounts.

Class I and Class R6 shares are not covered under the Plan.

IFDI offers the Fund’s shares through non-affiliated financial advisors, registered representatives and sales managers of Waddell & Reed and Legend Equities Corporation (Legend) and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, IFDI will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund’s shares, as applicable. The Plan permits IFDI to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that IFDI may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of the Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of the Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that IFDI may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and IFDI or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. IFDI may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.

The Fund was not in existence during the fiscal year ended September 30, 2015, and therefore did not pay distribution and service fees during that period.

The only Trustees or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who are also officers of either IFDI or its affiliate(s) or who are shareholders of WDR, the indirect parent company of IFDI. The Plan is anticipated to benefit the Fund and its shareholders of the affected class through IFDI’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that its shareholders of a particular class may benefit to the extent that IFDI’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide IFDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that IFDI incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within Ivy Funds, IFDI typically determines the amount attributable to the Fund’s expenses under the Plan on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.

The Plan and the Underwriting Agreement were approved by the Board, including the Independent Trustees.

Among other things, the Plan provides that (1) IFDI will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

[Through January 31, 2017, IICO, IFDI, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for the Fund as follows: Class A shares at 1.38%, Class C shares at 2.08%, Class I shares at 1.00%, Class R6 shares at 0.87% and Class Y shares at 1.25%.]

[Through January 31, 2017, to the extent that the total annual ordinary fund operating expenses of Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares of the Fund do not exceed the total annual ordinary fund operating expenses of the Fund’s Class A shares, as calculated at the end of each month.]

Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of the Fund are offered through IFDI, Waddell & Reed and non-affiliated third-party broker-dealers. IFDI (or an affiliate) may pay both affiliated and non-affiliated broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV, IFDI (or an affiliate) may pay up to 1.00% of net assets invested; and 2) for the purchase of Class C shares, IFDI (or an affiliate) may pay 1.00% of net assets invested. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IFDI (or an affiliate) will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of net assets invested. This may depend on the policies, procedures and trading platform of your financial intermediary. Please consult your financial advisor.

Additionally, IFDI has selling agreements with certain financial intermediaries which provide for IFDI (or an affiliate) to pay fees to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to IFDI are funded out of WRIMCO’s and IICO’s net income, respectively.

IFDI participates in preferred partnerships with the following entities and therefore pays additional compensation to these entities: Securian Financial Services, Inc. and CRI Securities, Inc.; Oppenheimer & Co., Inc.; Commonwealth Equity Services, LLC (d/b/a Commonwealth Financial Network); Janney Montgomery Scott, LLC, AIG Advisor Group, Inc., the parent company of SagePoint Financial, Inc., FSC Securities Corporation, Woodbury Financial Services, Inc. and Royal Alliance Associates, Inc.; Ladenburg Thalmann Financial Services, Inc., the parent company of Securities America, Inc., Triad Advisors, Inc. and Investacorp, Inc.; LPL Financial Corporation; RBC Capital Markets Corporation; Raymond James Financial Services, Inc./Raymond James & Associates, Inc.; Ameriprise Financial Services, Inc.; Morgan Stanley Smith Barney LLC; and Wells Fargo Advisors LLC.

Sales Charges for Class A Shares

IFDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class C shares and for certain Class A shares may be paid to financial advisors and managers of IFDI and third-party selling broker-dealers. IFDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more in the Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

On each purchase of the Class A shares of the Fund offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in the Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A Shares).

Custodial and Auditing Services

The Fund’s custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Fund’s cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Fund’s Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of the Fund.

PORTFOLIO MANAGERS

Portfolio Managers employed by Pictet

The following tables provide information relating to the portfolio managers of the Fund as of September 30, 2015.

[Andres Sanchez Balcazar—Pictet SA

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]

Mickael Benhaim—Pictet UK

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]

Thomas Hansen—Pictet SA

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]

David Bobb—Pictet SA

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]

Sarah Hargreaves—Pictet UK

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Number of Accounts Managed		[	]		[	]		[	]
Number of Accounts Managed with Performance-Based Advisory Fees		[	]		[	]		[	]
Assets Managed (in millions)	$	[	]	$	[	]	$	[	]
Assets Managed with Performance-Based Advisory Fees (in millions)	$	[	]	$	[	]	$	[	]]

Conflicts of Interest for Pictet

Pictet has a fiduciary duty to manage its client’s assets in accordance with the investment guidelines, in accordance with the Financial Conduct Authority, the Financial Market Supervisory Authority and SEC rules (Rules), and also to manage any conflicts of interest arising between either Pictet and its client, or an employee and the client. The Pictet Compliance manual sets out how conflicts of interest between Pictet and the client are handled, and the detailed Pictet Code of Ethics sets out the standards required of employees which addresses conflicts of interests between employees and the firm’s clients. In addition, Pictet has also issued an internal policy on conflicts of interest.

Compliance with investment guidelines, the Rules and the Code of Ethics (especially Personal Account Dealing) is monitored on a regular basis by Pictet’s compliance department. However, all members of staff have an obligation to report any breaches of which they become aware. All breaches identified are reported to and recorded by Pictet’s compliance department, who will oversee and approve any corrective action, which should take place as soon as reasonably practicable.

In accordance with general fiduciary and regulatory law, Pictet discloses that the following conflicts of interest may arise among others:

•	Pictet or an associate (which is, broadly, an entity within our group) may undertake regulated activities for other clients;

•	a director or employee of ours or of an associate may be a director of, hold or deal in securities of, or is otherwise interested in any company whose securities are held or dealt in on your behalf;

•	a transaction is effected in securities issued by an associate or the client of an associate;

•

a transaction is effected in securities in respect of which Pictet or an associate may benefit from a commission, fee, mark-up or mark-down payable otherwise than by you, and/or Pictet or an associate also may be remunerated by the counterparty to any such transaction;

•	Pictet deals on your behalf with, or in the securities of, an associate;

•	Pictet may act as agent for you in relation to transactions in which it also is acting as agent for the account of other customers and/or associates;

•

a transaction is effected in units or shares of in-house funds or connected investment trusts or of any company of which Pictet or an associate is the manager, operator, banker, adviser, custodian or trustee;

•	Pictet may effect transactions involving placings and/or new issues with an associate which may be acting as principal or receiving agent’s commission;

•	a transaction is effected in securities of a company for which Pictet or an associate has underwritten, or managed or arranged an issue or offer for sale, within the previous 12 months;

•

a transaction is effected in securities in respect of which we or an associate, or a director or employee of Pictet or an associate, is contemporaneously trading or has traded on its own account or has either a long or short position.

Compensation for Pictet

Pictet’s remuneration scheme is directly related to the performance of the individual, his/her team and of the institutional asset management division under the Pictet Group (PAM). For the investment staff and senior management team, remuneration comprises salary, bonus and the Pictet Group parts. The bonus and parts elements of compensation are structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, the Pictet Group uses Balanced Scorecards (BSC) to enable a direct link to be made between the calculation of the discretionary element of remuneration, the performance of the individual, his or her unit and PAM. An element of pay is also linked to the profits of the Pictet Group as a whole. The BSC includes a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of PAM’s business and weighted according to its relative significance. Among the precisely measurable objectives are risk adjusted investment performance, revenue growth on new business and client retention. For investment managers, the dominant factor is investment performance. For the Fund, the managers’ performance is measured on an after-tax basis against the Barclays Capital U.S. 1-3 Month Treasury Bill Index. Qualitative measures are classified under processes & innovation, and people & skills, and include team management, recruitment goals and peer cooperation. Pictet employees are also eligible to participate in Pictet’s pension and insurance plans.

Ownership of Securities

As of September 30, 2015, the dollar range of shares of the Fund beneficially owned by each portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy Targeted Return Bond Fund	Dollar Range of Shares Owned in the Fund Complex
Andres Sanchez Balcazar	$0	$	[	]
Mickael Benhaim	$0	$	[	]
Thomas Hansen	$0	$	[	]
David Bobb	$0	$	[	]
Sarah Hargreaves	$0	$	[	]

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. For the Fund, IICO has delegated this duty to Pictet.

With respect to fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or Pictet may otherwise combine orders for the Fund with those of other accounts for which it has investment discretion. Pictet, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. If Pictet does not receive the full allocation for its aggregated order, the order will be pro-rated after taking into account market convention such as standard lot size. In all cases, Pictet seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, Pictet may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by Pictet. Pictet is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Fund, Pictet is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. Pictet need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, directly or through others (research and brokerage services) considered by Pictet to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which Pictet has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by Pictet that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to Pictet. Pictet does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Fund has adopted a policy that prohibits Pictet from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of Pictet and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist Pictet in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by Pictet.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of Pictet; serves to make available additional views for consideration and comparisons; and enables Pictet to obtain market information on the price of securities held in the Fund’s portfolio or being considered for purchase.

The Fund was not in existence during the fiscal year ended September 30, 2015, and therefore did not pay any brokerage commissions during that period.

PROXY VOTING POLICY FOR IICO

The Fund has delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO’s corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO generally will vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between IICO and the Trust:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships – IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.

•

Personal Relationships – IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed – If the Material Conflict arises from IICO’s management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

For the Fund, IICO has delegated all proxy voting responsibilities to Pictet. Pictet’s proxy voting policy is set forth in Appendix B to this SAI.

PROXY VOTING RECORD

The Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for the Fund relating to its portfolio securities were voted during the most recent 12-month period ending June 30, 2016, will be available at www.ivyfunds.com, and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Fund

The shares of the Fund represent an interest in the Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

The Fund currently offers five classes of its shares: Class A, Class C, Class I, Class R6 and Class Y. Each class of the Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC. Class C shares are subject to a CDSC and to ongoing distribution and service fees.

The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. Each share of the Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class C shares are expected to be lower than for Class A shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of the Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Declaration of Trust and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Declaration of Trust and By-laws of the Trust.

On certain matters such as the election of Trustees, all shares of all the funds of the Trust vote together as a single class. On other matters affecting a particular fund, the shares of that fund vote together as a separate class, such as with respect to a change in an investment restriction of a fund, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class. In voting on a Management Agreement for the Fund, approval by the shareholders of the Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other funds of the Trust to approve the Management Agreements for the other funds. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of the Fund owned by the shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A and Class C shares, initial investments must be at least $750 with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within Ivy Funds (or, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, a fund within the Waddell & Reed Advisors Funds) or InvestEd Portfolios. A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds or Shares of Funds within InvestEd Portfolios or Waddell & Reed Advisors Funds.

For Class A and Class C shares, if your account balance falls below $650 at the close of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20. For Class A and Class C shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase, Defined Benefit Plan, or a payroll deduction plan (individual retirement account (IRA), Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

For Class I shares, Class R6 shares and Class Y shares, please check with your selling broker-dealer, plan administrator or third-party recordkeeper for information about minimum investment requirements.

The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Fund may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Fund will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Fund will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Fund must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A shares only)

Lower sales charges on the purchase of Class A shares are available by:

•

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below). If your shares are held in an account directly with Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

•

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IFDI reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

•

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code (Qualified Plan), including a 401(k) plan, that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by IFDI, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective IRAs, salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise IFDI (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Other Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of Class A and Class E shares apply to purchases of the Class A and Class E shares of any of the funds within Ivy Funds and the shares of Waddell & Reed Advisors Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A or Class E shares in any of the funds within Ivy Funds and/or a purchase or holding of shares of Waddell & Reed Advisors Funds or InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund or Waddell & Reed Advisors Cash Management that were acquired by exchange of another Fund’s Class A shares or Waddell & Reed Advisors Funds or InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B, Class C and Class E shares are taken into account.

Net Asset Value Purchases of Class A Shares

Class A shares of the Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust is the successor), directors of any affiliated companies of the Trust, or any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. In addition, Class A shares of the Fund may be purchased at NAV by former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IFDI, or from an affiliated company with a vested interest in any employee benefit plan sponsored by IFDI or any of its affiliated companies. Financial advisors include retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.

Clients of those financial intermediaries that have entered into an agreement with IFDI and that have been approved by IFDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements may purchase Class A shares at NAV.

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with Legend Group Holdings LLC and its subsidiaries may purchase Class A shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund’s records.

Shareholders/participants (other than those shareholders/participants whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in I or Y shares may purchase Class A shares at NAV.

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisory agreements may purchase Class A shares at NAV.

Participants in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IFDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.

Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed may purchase Class A shares at NAV.

Shareholders holding retirement plan accounts in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (“Nationwide Retirement Plans”), or in and from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (“Securian Retirement Plans”), may purchase Class A shares at NAV.

Purchases of Class A shares by shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

For Class A shares, a 1% CDSC is only imposed on Class A shares that were purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

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Exchange of Class A shares of another fund within Ivy Funds or shares of InvestEd Portfolios and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

•

Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is equal to or greater than $200 and is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

•

Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only) (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which the Fund’s Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds within Ivy Funds and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, any of the funds within Waddell & Reed Advisors Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds within Ivy Funds and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, any of the funds in Waddell & Reed Advisors Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	a monthly, quarterly, semiannual or annual payment of $50 or more;

2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for Federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Fund and IFDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Fund or IFDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Fund reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

Exchanges for Shares of Other Ivy Funds or Shares of Funds within InvestEd Portfolios or Waddell & Reed Advisors Funds

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of an Ivy Fund or on shares of InvestEd Portfolios and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, on Class A shares of any fund in Waddell & Reed Advisors Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund within Ivy Funds or shares of InvestEd Portfolios, and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, Class A shares of any fund in Waddell & Reed Advisors Funds. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may exchange Class A shares you own in another Ivy Fund or shares of InvestEd Portfolios and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, Class A shares of any fund in Waddell & Reed Advisors Funds for Class A shares of an Ivy Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of an Ivy Fund (or into Class C shares of an Ivy Fund in certain situations, as noted below), provided you already own Class A (or Class C, as applicable) shares of that Ivy Fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Exchanges of shares from Ivy Money Market Fund (money market fund shares) are subject to any sales charge applicable to the Fund, unless the money market fund shares were previously acquired by an exchange from Class A or Class E shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of an Ivy Fund and use the proceeds to purchase Class Y or Class I shares of the Fund if you meet the criteria for purchasing Class Y or Class I shares.

Class C Share Exchanges

You may exchange Class C shares of an Ivy Fund for Class C shares of another fund within Ivy Funds and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, any fund in Waddell & Reed Advisors Funds without charge.

The redemption of the Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class C shares of an Ivy Fund, provided you already own Class C shares of that fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Class I Share Exchanges

Class I shares of an Ivy Fund may be exchanged for Class I shares of any other fund within Ivy Funds that offers Class I shares, or for Class A shares of Ivy Money Market Fund. For clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, Class I shares of the Fund may be exchanged for Class Y shares of any fund in Waddell & Reed Advisors Funds that offers Class Y shares.

Class R6 Share Exchanges

Class R6 shares of an Ivy Fund may be exchanged for Class R6 shares of any other fund within Ivy Funds that offers Class R6 shares.

Class Y Share Exchanges

Class Y shares of an Ivy Fund may be exchanged for Class Y shares of any other fund within Ivy Funds that offers Class Y shares, or for Class A shares of Ivy Money Market Fund.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Ivy Fund and funds within InvestEd Portfolios and Waddell & Reed Advisors Funds may be sold only within the United States, the Commonwealth of Puerto Rico, and the U.S. Virgin Islands. In addition, each fund within Ivy Funds also may be sold in Guam.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Ivy Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Ivy Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event, and may result in a capital gain or a capital loss, for Federal income tax purposes.

The transfer agent for the Ivy Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.

Converting Shares

Self-Directed Conversions: Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same Fund.

•

If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class R6 shares as described in the sections entitled Class I Shares or Class R6 Shares in the Prospectus, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class R6 shares of the same Fund.

•

If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares in the Prospectus, you may be eligible to convert your Class I shares to Class R6 shares of the same Fund.

•	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same Fund.

A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IFDI to permit or reject such a conversion. A conversion between share classes of the same Fund is not a taxable event.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers Custodial Account Agreements or prototype documents for certain non-qualified retirement plans that may involve investment in shares of the Fund (or shares of certain other Ivy Funds) or, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, shares of certain funds in Waddell & Reed Advisors Funds. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit), provided the investor has not reached age 70 1/2 by the end of that year. For taxable years beginning in 2015, the Annual Dollar Limit is $5,500. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2015. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $183,000 for taxable year 2015 is not affected by his or her spouse’s active participant status.

An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.

Owner-Only Plans. An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $53,000 for a taxable year beginning in 2015.

Exclusive(k) ® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $53,000 for a taxable year beginning in 2015. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs — Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) tax-exempt organization, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of IFDI, employees of IFDI or of any of its affiliates, current and certain financial advisors of IFDI and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Reinvestment Privilege

The Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested (which must be equal to or greater than $200) must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A shares of the Fund at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of the Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

The Fund also offers a reinvestment privilege for Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable) or Class C shares of the Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Mandatory Redemption of Certain Small Accounts

The Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

The NAV of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Fund are sold at their next determined NAV plus the sales charge, if any, described in the Prospectus. The sales charge is paid to IFDI, the Fund’s underwriter. The price makeup for Class A shares is not given in this SAI, as the Fund was not in existence prior to the date of this SAI.

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class C share, Class I share, Class R6 share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by IFDI or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by IFDI or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day’s price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

IFDI need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share of the Fund are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of the Fund likely will change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

Valuation – General

The NAV and offering price per share of the Fund ordinarily are computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price, which is the last traded price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.

Stocks are ordinarily valued by the primary pricing service as set forth in the Fund’s Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Bonds (including foreign bonds), convertible bonds, government securities and mortgage-backed securities are ordinarily valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans are also valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Listed options contracts and OTC options are ordinarily valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.

Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.

Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by IICO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Foreign currency exchange rates are ordinarily provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.

Precious metals will be valued at the last traded spot price by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. Fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

The Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. The Fund that invests a portion of its assets in foreign securities also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The Fund has retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and certain other foreign investments (collectively, foreign securities) held in the Fund’s portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of certainty, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Fund’s foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that the Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

The Fund is treated as a separate entity for Federal tax purposes. The Fund intends to qualify for treatment as a RIC under the Code so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and must meet several additional requirements. For the Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, Diversification Requirements).

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

The gains that the Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by the Fund in precious metals or in options or futures contracts on them made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. If the Fund invests in precious metals or in options or futures contracts on them, it intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

Pursuant to provisions of the RIC Modernization Act of 2010 (Modernization Provisions), the Fund will be able to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

If the Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for Federal tax purposes: (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to Federal income tax at the rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which will be adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions the Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

The Fund will be subject to a nondeductible 4% Federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of the Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that the Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, the Fund might make a “qualified electing fund” (QEF) or “mark-to-market” election.

If the Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the

Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

The Fund may elect to treat gains and losses from forward currency contracts as capital gains or losses. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies will be Qualifying Income.

Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts, and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which the Fund may invest will be “Section 1256 contracts.” Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts are also marked-to-market at the end of October of each year for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain the Fund recognizes, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain “wash sale” rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from REITs

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the Treasury and the IRS issued a notice in 2006 (Notice) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (that is, governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (UBTI)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest Federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including Qualified Plans, IRAs and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests, nor does it intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Income from OID Securities

The Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, the Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as “interest” on PIK securities. Because the Fund annually must distribute (1) substantially all of its investment company taxable income (including any accrued OID and other non-cash income) to avoid imposition of the Excise Tax and (2) substantially all of the sum of that income and its net tax exempt income (including any tax-exempt OID) to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Shareholder Tax Considerations

Dividends the Fund pays to you from investment company taxable income will be taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the Federal income tax rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which will be adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT.

Distributions to you of the Fund’s net capital gain will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs, and other tax-exempt investors will be subject to Federal income tax on dividends and capital gain distributions received from the Fund, regardless of whether they are received in cash or additional Fund shares.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or capital gain distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of the Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its Federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Income dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a Federal withholding tax of 30% (or lower treaty rate).

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after

December 31, 2016. As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

*    *    *    *    *

The foregoing is an abbreviated summary of certain Federal tax considerations affecting the Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisors for more detailed information and for information regarding other Federal tax considerations and any state, local, or foreign taxes that may apply to them.

UNDERWRITER

IFDI, located at 6300 Lamar Avenue, Overland Park, KS, acts as principal underwriter and distributor of the Fund’s shares pursuant to an underwriting agreement entered into between IFDI and the Trust (the Underwriting Agreement). The Underwriting Agreement requires IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The Fund was not in existence during the fiscal year ended September 30, 2015, and therefore did not pay underwriting commissions during that period.

FINANCIAL STATEMENTS

The Fund is new and has no performance history as of the date of this SAI. Financial information is therefore not available. The audited financial statements for the Fund, including notes thereto, and the reports of the Fund’s independent registered public accountants will appear in the Fund’s Annual Report to shareholders when available.

APPENDIX A

The following are descriptions of some of the ratings of securities in which the Fund may invest. IICO also may use ratings provided by other NRSROs in determining the eligibility of securities for the Fund.

Description of Bond Ratings

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

1. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

2. Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings — National Short-term Credit Ratings:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

APPENDIX B

Proxy Voting Policies of the Investment Subadviser

PICTET ASSET MANAGEMENT LIMITED

Proxy Voting Policy

Pictet Asset Management

March 2013

1.	Operational Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Financial Results/ Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

›  There are concerns about the accounts presented or audit procedures used; or

›  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

›  There are serious concerns about the procedures used by the auditor;

›  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

›  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

›  Name of the proposed auditors has not been published;

›  The auditors are being changed without explanation; or

›  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, PAM may vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, PAM may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise PAM may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

›  There are serious concerns about the statutory reports presented or the audit procedures used;

›  Questions exist concerning any of the statutory auditors being appointed; or

›  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

›  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

›  The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative	Vote FOR most stock (scrip) dividend proposals Vote AGAINST proposals that do not allow for a cash option unless management demonstrate that the cash option is harmful to shareholder value.
Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Change in Company Fiscal Term	Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business	Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

ISSUE SUBJECT TO VOTE	VOTING POLICY
Director Elections

Vote FOR management nominees in the election of directors, unless:

›  Adequate disclosure has not been provided in a timely manner;

›  There are clear concerns over questionable finances or restatements;

›  There have been questionable transactions with conflicts of interest;

›  There are any records of abuses against minority shareholder interests; or

›  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labour representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote AGAINST the election of directors of all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish Companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

›  Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company; or

›  Failure to replace management as appropriate; or

›  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the classification of Directors in Appendix 1]

ISSUE SUBJECT TO VOTE	VOTING POLICY
Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, PAM will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

›  Company performance relative to its peers;

›  Strategy of the incumbents versus the dissidents;

›  Independence of directors/nominees;

›  Experience and skills of board candidates;

›  Governance profile of the company;

›  Evidence of management entrenchment;

›  Responsiveness to shareholders;

›  Whether a takeover offer has been rebuffed;

›  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, PAM will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is not fulfilling its fiduciary duties as evidenced by:

›  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

›  Any legal proceedings, (either . civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

›  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), we may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable us to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. VoteAGAINST proposals to indemnify external auditors.
Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	Capital Structure

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Issuance Requests

General Issuances:

Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

›  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the ISS guidelines for the purpose being proposed; or

›  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE- BY-CASE basis.
Increase in Borrowing Powers	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

›  A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);

›  A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

›  A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. We may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

›  A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

›  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, we expect companies to disclose such limits and, in the future, may vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

›  A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

›  A duration of no more than 18 months.

In addition, we will vote AGAINST any proposal where:

›  The repurchase can be used for takeover defences;

›  There is clear evidence of abuse;

›  There is no safeguard against selective buybacks; and/or

›  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Re-issuance of Repurchased Shares	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	Compensation

ISSUE SUBJECT TO VOTE	VOTING POLICY
Compensation Plans	Vote compensation plans on a CASE-BY- CASE basis.
Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non- executive directors.

5.	Other Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Reorganizations/Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

›  Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause us to scrutinize a deal more closely.

›  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

›  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

›  The parties on either side of the transaction;

›  The nature of the asset to be transferred / service to be provided;

›  The pricing of the transaction (and any associated professional valuation);

›  The views of independent directors (where provided);

›  The views of an independent financial adviser (where appointed);

›  Whether any entities party to the transaction (including advisers) are conflicted; and

›  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed to be problematic and that was not put to a shareholder vote, we may vote against the election of the director involved in the related-party transaction or the full board.

Anti-takeover Mechanisms	Generally vote AGAINST all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Social /Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environmental and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all votes focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

›  If the issues presented in the proposal are more appropriately dealt with through legislation or government regulation.;

›  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

›  Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

›  The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

›  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.	Foreign Private Issuers listed on US Exchanges

Foreign Private Issuers (“FPIs”) are defined as companies whose business is administered outside the US, with more than 50% of assets located outside the US; a majority of whose directors / officers are not US citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the US.

Companies that are incorporated outside of the US and listed solely on US exchanges, where they qualify as FPIs, will be subject to the following policy.

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria, a majority-independent board, and the presence of an audit, a compensation and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at US companies, US compensation will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the PAM Proxy Voting Policy.

All other voting items will be evaluated according to the PAM Proxy Voting Policy.

APPENDIX I – Classification of Directors

Executive Director

›	Employee or executive of the company;

›	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

›	Any director who is attested by the board to be a non-independent NED;

›	Any director specifically designated as a representative of a significant shareholder of the company;

›	Any director who is also an employee or executive of a significant shareholder of the company;

›	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material(5) connection with the dissident, either currently or historically;

›	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

›	Government representative;

›

Currently provides (or a relative(1) provides) professional services(2) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

›

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(3));

›	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

›	Relative(1) of a current employee of the company or its affiliates;

›	Relative(1) of a former executive of the company or its affiliates;

›	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

›	Founder/co-founder/member of founding family but not currently an employee;

›	Former executive (5 year cooling off period);

›	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.(4)

›	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

Independent NED

›	No material(5) connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

›	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED

Footnotes:

(1)

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(2)

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(3)

A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 per cent of the company’s turnover or 1 per cent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 per cent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 per cent.

(4)

For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

(5)

For purposes of director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

IVYSAI-[        ] (01-16)

PART C:    OTHER INFORMATION

Item 28.    Exhibits:

(a)	Articles of Incorporation:

	(a)(1)	Declaration of Trust for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(a)(2)	Schedule A to Declaration of Trust effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(a)(3)	Schedule A to Declaration of Trust, dated November 12, 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

	(a)(4)	Schedule A to Declaration of Trust, amended and effective February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(a)(5)	Schedule A to Declaration of Trust, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(a)(6)	Schedule A to Declaration of Trust, amended and effective November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(a)(7)	Schedule A to the Agreement and Declaration of Trust, amended and effective May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

	(a)(8)	Schedule A to the Agreement and Declaration of Trust, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

	(a)(9)	Schedule A to the Agreement and Declaration of Trust, amended and effective January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(a)(10)	Schedule A to the Agreement and Declaration of Trust, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(a)(11)	Schedule A to the Agreement and Declaration of Trust, to be filed in a subsequent Post-Effective Amendment.

(b)	By-laws:

	(b)(1)	By-laws for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(c)	Instruments Defining the Rights of Security Holders:

Articles III, V, VI and VII of the Trust Instrument and Articles II and VI of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(d)(4)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(5)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(6)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(7)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(8)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(d)(9)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(d)(10)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(d)(11)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(d)(12)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(d)(13)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund) dated April 1, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(d)(14)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(d)(15)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(d)(16)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd (Ivy Emerging Markets Local Currency Debt Fund), dated February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(17)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(18)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(19)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), effective July 2, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(20)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), effective February 21, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(21)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(22)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(23)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(24)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(25)	Appendix C to the Shareholder Servicing Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective May 31, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(26)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Apollo Credit Management, LLC (Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(27)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(28)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(29)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(d)(30)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, to be filed in a subsequent Post-Effective Amendment.

	(d)(31)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, to be filed in a subsequent Post-Effective Amendment.

	(d)(32)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management SA (Ivy Targeted Return Bond Fund), to be filed in a subsequent Post-Effective Amendment.

(e)	Distribution Agreements:

	(e)(1)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(e)(2)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custodian Agreements:

	(g)(1)	Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(g)(2)	Rule 17f-5 Delegation Agreement between Ivy Funds and UMB Bank, N.A., dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(g)(3)	Appendix B to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(g)(4)	Supplement to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated as of July 1, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(g)(5)	Custody Agreement between The Bank of New York Mellon and Ivy Funds, dated March 9, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(g)(6)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(g)(7)	Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(g)(8)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(g)(9)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(g)(10)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(g)(11)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(g)(12)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

	(g)(13)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

	(g)(14)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(g)(15)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(g)(16)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(g)(17)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(g)(18)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, to be filed in a subsequent Post-Effective Amendment.

	(g)(19)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, to be filed in a subsequent Post-Effective Amendment.

(h)	Other Material Contracts:

	(h)(1)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(2)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(3)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund and Ivy International Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(4)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Energy Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(5)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(6)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(7)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Micro Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(8)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(9)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(10)	Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)(11)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated April 1, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(12)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Limited-Term Bond Fund, dated May 26, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(13)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Value Fund, dated July 29, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(14)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund,

Ivy Global Bond Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(15)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(16)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(17)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(18)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 9, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(19)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(20)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(21)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(22)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(23)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(24)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New

Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(25)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(26)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(27)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Income Allocation Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(28)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

(h)(29)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended and effective February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(30)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended and effective February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(31)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company amended and effective February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(32)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(33)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(34)	Exhibit C to the Administrative and Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(35)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy Global Real Estate Fund, Ivy Global Risk-Managed Real Estate Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(36)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, and Ivy Small Cap Growth Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(37)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(38)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(39)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(40)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(41)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, dated November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(42)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(43)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(44)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(45)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(46)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(47)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(h)(48)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(49)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(50)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(51)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(52)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(53)	Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, effective August 13, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(54)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(55)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(56)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(h)(57)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective February 24, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

	(h)(58)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(h)(59)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(h)(60)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(h)(61)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(h)(62)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(h)(63)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(h)(64)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(h)(65)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund, to be filed in a subsequent Post-Effective Amendment.

	(h)(66)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund, to be filed in a subsequent Post-Effective Amendment.

	(h)(67)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(68)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(69)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

(i)	Opinion and Consent of Counsel: To be filed in a subsequent Post-Effective Amendment ..

(j)	Consent of Independent Registered Public Accounting Firm: Not applicable.

(k)	Omitted Financial Statements: Not applicable.

(l)	Initial Capital Agreements: Not applicable.

(m)	Rule 12b-1 Plans:

	(m)(2)	Distribution and Service Plan, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(n)	Rule 18f-3 Plans:

	(n)(1)	Multiple Class Plan for Ivy Funds, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(n)(2)	Appendix A to the Multiple Class Plan for Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(n)(3)	Appendix A to the Multiple Class Plan for Ivy Funds effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(n)(4)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

	(n)(5)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(n)(6)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(n)(7)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(n)(8)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

	(n)(9)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

	(n)(10)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(n)(11)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(n)(12)	Appendix A to the Multiple Class Plan for Ivy Funds, to be filed in a subsequent Post-Effective Amendment.

(p)	Codes of Ethics:

Code of Ethics, as amended August 2007, filed by EDGAR on May 30, 2008 as EX-99.B(p)code to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A and incorporated by reference herein.

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on January 28, 2004 as EX-99.B(p)code-so-ivy to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A and incorporated by reference herein.

	(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(2)	Code of Ethics for Advantus Capital Management, Inc., dated January 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(3)	Code of Ethics for Mackenzie Financial Corporation, dated October 2008, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(4)	Code of Ethics for Wall Street Associates, dated December 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(5)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company (WISC), as revised May 2011, filed with Post-Effective Amendment No. 72, and incorporated by reference herein.

	(p)(6)	Code of Ethics for Mackenzie Financial Corporation, dated April 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

	(p)(7)	Code of Ethics for Advantus Capital Management, Inc., dated May 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

	(p)(8)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc., and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

	(p)(9)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective January 24, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(p)(10)	Code of Ethics for Wall Street Associates, dated December 2012, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

	(p)(11)	Code of Ethics for Advantus Capital Management, Inc. and Affiliates, dated April 10, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(p)(12)	Code of Ethics for Pictet Asset Management, dated July 2013, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(p)(13)	Code of Ethics for Advantus Capital Management, Inc., dated January 31, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(14)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective April 7, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(15)	Code of Ethics for Mackenzie Financial Corporation, dated October 2012, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(16)	Code of Ethics for Wall Street Associates, dated December 2013, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(17)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, amended and effective March 25, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

(p)(18)	Code of Ethics for Apollo Credit Management, LLC, amended and effective July 2014, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(p)(19)	Code of Ethics for Pictet Asset Management, to be filed in a subsequent Post-Effective Amendment.

Item 29.    Persons Controlled by or Under Common Control with Registrant:    Not applicable.

Item 30.    Indemnification

Reference is made to Article VII of the Trust Instrument of the Registrant, filed by EDGAR on January 29, 2010 as Exhibit (a)(1) to Post-Effective Amendment No. 65 and to Article VI of the Distribution Agreement, filed by EDGAR on January 29, 2010 as Exhibit (e)(1) to Post-Effective Amendment No. 65, each of which provides indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

Ivy Investment Management Company (IICO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between IICO and the Registrant, IICO is to provide investment management services to the Registrant. IICO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of the Registration Statement and to other investment advisory clients.

Each director and executive officer of IICO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of IICO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.

Item 32.    Principal Underwriter and Distributor

(a)	Ivy Funds Distributor, Inc. (IFDI) has served as principal underwriter and distributor to the Funds. Pursuant to the Principal Underwriting Agreement, IFDI offers the Fund’s shares through financial advisors of Waddell & Reed, Inc. and Legend Equities Corporation (Legend) and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force).

(b)	The information contained in the underwriter’s application on Form BD, as filed on September 8, 2015, SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 33.    Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 34.    Management Services

There are no service contracts other than as discussed in Part A and B of the Registration Statement and listed in response to the Item numbers contained herein in this Part C of this Post-Effective Amendment.

Item 35.    Undertakings:    Not applicable.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY FUNDS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint HENRY J. HERRMANN, WENDY J. HILLS, J. J. RICHIE and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:    August 11, 2015

/s/ Henry J. Herrmann
Henry J. Herrmann, President

/s/ Joseph Harroz, Jr.	Chairman and Trustee
Joseph Harroz, Jr.

/s/ Jarold W. Boettcher	Trustee
Jarold W. Boettcher

/s/ James D. Gressett	Trustee
James D. Gressett

/s/ Henry J. Herrmann	Trustee
Henry J. Herrmann

/s/ Glendon E. Johnson, Jr.	Trustee
Glendon E. Johnson, Jr.

/s/ Eleanor B. Schwartz	Trustee
Eleanor B. Schwartz

/s/ Michael G. Smith	Trustee
Michael G. Smith

/s/ Edward M. Tighe	Trustee
Edward M. Tighe

Attest:

/s/ Mara D. Herrington
Mara D. Herrington, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 21st day of October, 2015.

IVY FUNDS

a Delaware statutory trust

(Registrant)

By /s/ Henry J. Herrmann

Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities shown and on the 21st day of October, 2015.

Signatures	Title

/s/Joseph Harroz, Jr.*	Chairman and Trustee
Joseph Harroz, Jr.

/s/Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James D. Gressett*	Trustee
James D. Gressett

/s/Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

/s/Michael G. Smith*	Trustee
Michael G. Smith

/s/Edward M. Tighe*	Trustee
Edward M. Tighe

*By:	/s/Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/Mara D. Herrington
Mara D. Herrington
Secretary